[front cover]
                                                                 MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of eyeglasses, keyboard, fund listings]

-----------------
VALUE
EQUITY INCOME
SMALL CAP VALUE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

CLASSIFYING OUR FUNDS BY OBJECTIVE AND RISK
--------------------------------------------------------------------------------

In March, American Century introduced a new and simpler way to evaluate which fund is right for you. The new system is based on a fund's objective and its risks. Funds are classified under FOUR BROAD OBJECTIVES:

          * Growth                   * Income
          * Growth & Income          * Capital Preservation

Funds are also divided according to RISK:

          * Aggressive               * Moderate                 * Conservative

The risk classification is based on a number of factors, including how much a fund's share price has fluctuated in the past compared to two popular indices:

          * Standard & Poor's 500 Stock Index
          * Lehman Bros. Aggregate Bond Index

Aggressive funds tend to fluctuate more than the S&P 500 Index. Moderate funds tend to fluctuate less than the S&P 500, but more than the Lehman Index. Conservative funds tend to fluctuate less than the Lehman Index.

NEW, SIMPLER FUND NAMES

We also simplified the names of our funds. For example,

OLD FUND NAME                               NEW FUND NAME
--------------------------------------------------------------------------------
American Century-Twentieth Century Ultra    American Century Ultra
American Century-Benham GNMA Fund           American Century GNMA Fund

These changes should make investing more convenient and understandable for you.

Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

WHAT'S NEW...

           Our new fund guide, Investing with American Century, will help you navigate through our selection of funds. This helpful booklet includes information about risk levels, objectives, investment styles and strategies.

           American Century Catalog of Tools & Services lists all the free educational materials available to investors.

           FUND PROFILES are now available for many American Century funds when you request information about a fund. Profiles are short pamphlets that follow a standard SEC format and are intended to help you easily compare our funds with other companies' funds. When you invest you will receive a full prospectus, which contains more detailed information about your new fund.

           To order any of these materials, please call 1-800-345-2021.

[left margin]
               VALUE
               (TWVLX)
-------------------------------------------------------------------------------
               EQUITY INCOME
               (TWEIX)
-------------------------------------------------------------------------------
               SMALL CAP VALUE
               (N/A)
-------------------------------------------------------------------------------



Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     These are unusual times in the equity markets. While the fortunes of a few large growth stocks flourish, the vast majority of stocks languish--to the frustration of portfolio managers and shareholders alike.

     The fiscal year for American Century Value, Equity Income, and Small Cap Value funds ended March 31, 1999, and it is safe to say this was a tough 12 months for all three funds. The difference between the performance of value and growth stocks widened to historic proportions. As the year came to a close, value stocks had never been cheaper relative to growth, and most small stocks were in negative territory.

     Under the circumstances, the funds did well, with Small Cap Value producing strong relative results. The long-term records of Value and Equity Income remain very competitive. Given the popular pessimism about value and small-stock investing, and the bargains our portfolio teams are finding in these sectors, this may be a good time to give these funds a closer look. We remain firm believers that value and smaller stocks will return to favor.

     On the corporate front, this was an exciting year at American Century. For one, we consolidated all our funds under the American Century name. While we are sorry to lose the venerable Twentieth Century and Benham names, we believe the American Century nameplate makes it simpler for you to identify your funds.

     We also reclassified our entire family of 71 funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds sorted by their new classifications is on the inside back cover of this report.

     We also continued to expand the American Century investment team, which has doubled over the last three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group. Performance is too hard-won, and our business too competitive, not to do so.

     Speaking of performance, take a look at our enhanced Web site. Among the new features are daily fund information, including performance and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You also can sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, a quick update on Year 2000. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

[signature]                              [signature]
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board
                                         and Chief Executive Officer

[right margin]

   Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VALUE
   Performance ............................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
   Financial Highlights ...................................................   30
EQUITY INCOME
   Performance ............................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   14
   Financial Highlights ...................................................   33
SMALL CAP VALUE
   Performance ............................................................   16
   Management Q&A .........................................................   17
   Schedule of Investments ................................................   20
   Financial Highlights ...................................................   36
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   22
   Statements of Operations ...............................................   23
   Statements of Changes
      in Net Assets .......................................................   24
   Notes to Financial
      Statements ..........................................................   25
   Independent Auditors'
      Report ..............................................................   38
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   39
   Background Information
      Investment Philosophy
         and Policies .....................................................   40
      Comparative Indices .................................................   40
      Portfolio Managers ..................................................   40
   Glossary ...............................................................   41


                                                    www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The year ended March 31, 1999, was a volatile period for the U.S. stock market. The domestic economy demonstrated strong growth throughout 1998 and into 1999. However, deteriorating global economic and financial conditions ignited investor anxiety and fueled a sharp correction in the third quarter of 1998. The Federal Reserve Board lowered interest rates three times in rapid succession in an effort to stabilize global markets that were reeling from economic crises abroad.

* For most of the year, returns remained concentrated in a handful of large, well-known companies. Although many large companies posted respectable earnings, it was not necessarily a market in which earnings were the attraction. The growth investment style also performed better than the value style.

VALUE

* Value posted a total return of -9.88% for its fiscal year. The fund lagged its benchmark, the S&P 500/BARRA Value Index, which gained 5.73%. The S&P 500 posted a 18.42% gain.

* The market's long-running bias toward large-capitalization stocks worked against Value during the year, as did investors' preference for the more visible earnings and liquidity found in growth stocks, despite their elevated valuations.

* Merger and acquisition activity helped boost performance. More than a dozen companies in Value's portfolio were acquisition targets this year.

* Energy and energy-related stocks were the weakest performers. Value's portfolio was tilted toward exploration and production companies and oil services companies, which suffered the most as oil and gas prices declined.

EQUITY INCOME

* For the year ended March 31, 1999, Equity Income declined 0.44%. It underperformed its benchmark, the Lipper Equity Income Index, which gained 1.59% for the year.

* Investors continued their preference for the more visible growth and liquidity of large-cap growth stocks, and small- and mid-cap shares struggled. This preference worked against Equity Income during the year.

* As large-cap stocks have become more expensive, mid-cap firms have grown increasingly attractive on a valuation basis. As a result, merger and acquisition activity has increased in many industries. This trend benefited Equity Income's performance.

* The fund's stake in gas utilities dampened performance, as did holdings in the food and beverage industry.

SMALL CAP VALUE

* Small Cap Value opened on July 31, 1998. As of March 31, 1999, it posted a life-of-fund return of -4.24%. Small Cap Value's benchmark, the S&P SmallCap 600/BARRA Value, returned -11.71% in that timeframe.

* Small Cap Value's stronger relative performance was primarily the result of its heavier concentrations in several top-performing industries, including electrical equipment companies. Strong individual stock selection also was helpful.

* Performance was constrained by Small Cap Value's significant stake in energy exploration and natural gas companies, which struggled as oil and gas prices declined. Food and beverage stocks also were disappointing.

[left margin]

                                   VALUE(1)
                                    (TWVLX)
       TOTAL RETURNS:                                AS OF 3/31/99
          6 Months                                     6.28%(2)
          1 Year                                      -9.88%
       INCEPTION DATE:                                 9/1/93
       NET ASSETS:                                  $1.8 billion(3)

                               EQUITY INCOME(1)
                                   (TWEIX)
       TOTAL RETURNS:                                AS OF 3/31/99
          6 Months                                      8.80%(2)
          1 Year                                       -0.44%
       INCEPTION DATE:                                  8/1/94
       NET ASSETS:                                   $311.5 million(3)
       30-DAY SEC YIELD:                                3.59%(1)

                              SMALL CAP VALUE(1)
                                   (ASVIX)
       TOTAL RETURNS:                                AS OF 3/31/99
          6 Months                                     6.16%(2)
          Since Inception                             -4.24%(2)
       INCEPTION DATE:                                 7/31/98
       NET ASSETS:                                    $12.4 million(3)

(1)       Investor Class.
(2)       Not annualized.
(3)       Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 41-42.


2   1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon}

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

BEHIND THE NUMBERS

     The fiscal year for American Century Value, Equity Income, and Small Cap Value funds ended March 31, 1999, and if you look at the most popular stock averages, it was a very good year. The Standard & Poor's 500 Index gained 18.42%, the NASDAQ Composite, powered by technology stocks, was up a whopping 34.10%, and the Dow Jones 30 Industrials rose 13.16%.

     Hidden in the numbers, however, was the sharp correction at mid-year, which ended only after the Federal Reserve Board lowered interest rates three times in rapid succession and successfully stabilized global markets that were reeling from economic crises abroad. Also hidden was the market's narrow leadership, which for the most part was confined to large growth stocks.

FROTH...

     The fact is, for most of the year, returns remained concentrated in a handful of large, well-known companies. The first quarter of calendar 1999 is representative: Just five stocks generated half of the S&P 500's performance, and a mere 18 accounted for 100% of index returns, according to Morgan Stanley Dean Witter. (Because the S&P 500 is weighted by market value, the higher the total value of a company's stock, the more it influences index results.)

     Morgan Stanley Dean Witter calculates that the other 482 stocks in the S&P 500 essentially canceled each other out in the first quarter. As the quarter went, so went the year (ended March 31, 1999).

     Although many large companies posted respectable earnings, it was not necessarily a market in which earnings were the real attraction. It was not that unusual for Internet stocks to appreciate several-fold this year, with, or more often without, earnings. One virtual retailer of airline tickets, who lost $114 million last year and had less than a year as a public company, garnered a market value greater than American Airlines.

 ...AND FUNDAMENTALS

     Though stocks are expensive by a number of measures, their prices draw support from an extraordinary economy. We are experiencing the longest economic expansion in fifty years. Unemployment, inflation, and interest rates are as low as they have been in a generation. U.S. consumers, who drive two-thirds of the growth in domestic goods and services, remain confident.

VALUE: CONTRARIANS TAKE NOTE

     Conservative investors have not been well paid over the last few years. At the end of March, value stocks were as cheap as they have ever been relative to growth stocks. Historically, however, the value investment style has held its own against growth. We are seeing a lot of very compelling value opportunities in the current market, especially among small and mid-size companies. We continue to believe returns on these stocks will prove very competitive over time.

[right margin]

"WE ARE SEEING A LOT OF VERY COMPELLING VALUE OPPORTUNITIES IN THE CURRENT MARKET, ESPECIALLY AMONG SMALL AND MID-SIZE COMPANIES. WE CONTINUE TO BELIEVE RETURNS ON THESE STOCKS WILL PROVE VERY COMPETITIVE OVER TIME."

MARKET RETURNS
FOR THE YEAR ENDED MARCH 31, 1999

S&P 500/BARRA VALUE                 5.73%
S&P MIDCAP 400/BARRA VALUE        -12.38%
S&P SMALLCAP 600/BARRA VALUE      -22.91%

Source: Lipper Inc. and Frank Russell Co.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization value stocks.

[mountain chart - data below]

MARKET PERFORMANCE (PERFORMANCE OF $1.00)
FOR THE YEAR ENDED MARCH 31, 1999

Date       S&P 500/               S&P MidCap 400/            S&P SmallCap 600/
          BARRA Value                BARRA Value                BARRA Value
 3/31/98      1.00                      1.00                       1.00
 4/30/98      1.01                      1.01                       1.01
 5/31/98      1.00                      0.97                       0.96
 6/30/98      1.01                      0.96                       0.96
 7/31/98      0.98                      0.92                       0.87
 8/31/98      0.83                      0.77                       0.72
 9/30/98      0.88                      0.83                       0.75
10/31/98      0.94                      0.89                       0.79
11/30/98      0.99                      0.91                       0.82
12/31/98      1.03                      0.95                       0.85
 1/31/99      1.05                      0.90                       0.84
 2/28/99      1.03                      0.86                       0.77
 3/31/99      1.06                      0.88                       0.77

Value on 3/31/99
S&P 500/BARRA Value              $1.06
S&P MidCap 400/BARRA Value       $0.88
S&P SmallCap 600/BARRA Value     $0.77


                                                    www.americancentury.com   3


Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                   INVESTOR CLASS            ADVISOR CLASS           INSTITUTIONAL CLASS
                 (INCEPTION 9/1/93)       (INCEPTION 10/2/96)        (INCEPTION 7/31/97)
                VALUE      S&P 500/      VALUE        S&P 500/      VALUE       S&P 500/
                         BARRA VALUE                BARRA VALUE               BARRA VALUE
6 MONTHS(1)     6.28%       20.78%       6.15%         20.78%       6.42%        20.78%
1 YEAR         -9.88%        5.73%     -10.09%          5.73%      -9.52%         5.73%
==========================================================================================
AVERAGE ANNUAL RETURNS
==========================================================================================
3 YEARS        13.50%       20.69%         --             --          --            --
5 YEARS        17.29%       21.36%         --             --          --            --
LIFE OF FUND   15.54%       18.30%      13.01%         23.02%(2)    3.55%        12.59%

(1)  Returns for periods less than one year are not annualized.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 39-42 for information about share classes, the S&P 500/BARRA Value Index and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 9/1/93

Date              Value      S&P 500/BARRA Value
 9/1/93           10000           10000
 9/30/93          10000           9996
12/31/93          10307           10038
 3/31/94          10083           9710
 6/30/94          10270           9800
 9/30/94          10741           10051
12/31/94          10718           9976
 3/31/95          11953           10937
 6/30/95          12743           11890
 9/30/95          13305           12836
12/31/95          14233           13667
 3/31/96          15295           14540
 6/30/96          16121           14838
 9/30/96          16253           15230
12/31/96          17683           16672
 3/31/97          17745           16967
 6/30/97          20029           19422
 9/30/97          22396           21201
12/31/97          22282           21672
 3/31/98          24833           24175
 6/30/98          23621           24301
 9/30/98          21058           21164
12/31/98          23396           24853
 3/31/99          22382           25561

Value on 3/31/99
S&P 500/ BARRA Value    $25,561
Value                   $22,382

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500/BARRA Value Index is provided for comparison in each graph. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500/BARRA Value Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MARCH 31)

Date              Value      S&P 500/ BARRA Value
3/31/94           0.83%            -2.91%
3/31/95          18.56%            12.64%
3/31/96          28.06%            32.94%
3/31/97          15.92%            16.70%
3/31/98          39.94%            42.48%
3/31/99          -9.88%             5.73%

*From 9/1/93 to 3/31/94.


4   1-800-345-2021


Value--Q&A
--------------------------------------------------------------------------------

[photo of Scott Moore and Phil Davidson]
Scott Moore and Phil Davidson, portfolio managers on the Value fund

     An interview with Phil Davidson and Scott Moore, portfolio managers on the Value Fund investment team

HOW DID VALUE PERFORM FOR THE YEAR ENDED MARCH 31, 1999?*

     Value declined 9.88% during its fiscal year. The fund's benchmark, the S&P 500/BARRA Value Index, gained 5.73%. The S&P 500 Index posted an 18.42% gain for the year.

WHAT MARKET CONDITIONS OR FACTORS INFLUENCED VALUE'S PERFORMANCE?

     The market's long-running bias toward large-capitalization stocks continued during the fund's fiscal year and was a major factor in Value's underperformance relative to its benchmark and the broader market. If anything, large stocks lengthened their lead over mid-cap issues. Compared to the S&P 500's gain, the S&P MidCap 400/BARRA Value Index declined 12.38%. Small-cap stocks fared even worse; the S&P SmallCap 600/BARRA Value Index declined 22.91% for the year ending March 31, 1999. Value is a blend of small-, mid-, and large-cap companies, but it remains tilted toward the mid-cap sector because valuations in that arena continue to be much more attractive than those in what has become a very expensive large-cap sector.

     The growth investment style also has continued to perform better than the value style. Investors have maintained their preference for the more visible growth and liquidity found in larger-cap names, despite their elevated valuations. For the year, the S&P 500/BARRA Growth Index posted a 30.69% gain.

WHICH INDUSTRIES OR STOCKS CONTRIBUTED TO PERFORMANCE?

     Merger and acquisition activity in several sectors helped boost performance throughout the fiscal year, particularly during the second half. All told, at March 31 more than 13 fund holdings were acquisition targets.

     Morton International, which manufactures and distributes salt and various specialty chemicals, serves as one example. Morton is a very sound, financially stable company that had begun to have problems on several fronts. Its specialty chemicals division, which generates about 60% of operating income, suffered due to weakened demand in Asia and competitive pricing pressures in a number of its product lines. The company's problems were exacerbated by a warmer-than-normal winter, which resulted in softer sales of salt for ice-control purposes. We built a significant position as the stock price weakened and then were rewarded in February when Morton announced chemical giant Rohm and Haas would acquire it.

     Proposed acquisition of AMP, one of Value's largest holdings during the year, helped the fund as well. AMP is the world's leading designer and producer of electronic connection devices. The company's share price had slumped due to decreasing demand for products in

*All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"VALUE IS A BLEND OF SMALL-, MID-, AND LARGE-CAP COMPANIES, BUT IT REMAINS TILTED TOWARD THE MID-CAP SECTOR BECAUSE VALUATIONS IN THAT ARENA CONTINUE TO BE MUCH MORE ATTRACTIVE THAN THOSE IN WHAT HAS BECOME A VERY EXPENSIVE LARGE-CAP SECTOR."

PORTFOLIO AT A GLANCE
                                                3/31/99           3/31/98
NO. OF COMPANIES                                  71                72
MEDIAN P/E RATIO                                 15.5              19.0
MEDIAN MARKET                                    $1.87             $2.50
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               130%              130%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 41-42.


                                                    www.americancentury.com   5


Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

troubled Asian markets and increasing competitive pressures. We were attracted to AMP because it had an excellent balance sheet, leading market share and consistently good dividends, and we viewed its troubles as transitory. The stock rose substantially when Allied Signal attempted a hostile takeover, and then jumped again when Tyco, Inc. announced plans in November to acquire AMP at a significant premium to its share price. We subsequently sold our position at a nice gain.

     Browning Ferris, the United States' second-largest waste disposal firm, was another fund holding whose merger was helpful. Its stock price improved dramatically in March, when another waste management firm, Allied Waste Industries, tendered a $45 per-share cash bid.

     BankAmerica, among Value's most concentrated positions, also enjoyed a dramatic share-price appreciation. BankAmerica's stock price had been beaten down due to the much-publicized failure of the D.E. Shaw hedge fund, to which the bank had broad exposure. The hedge fund debacle was, in fact, insignificant to the bank's health, but the ensuing investor scare cut the stock's value in half. BankAmerica is fundamentally quite strong and has leading market share. We were confident its problems were temporary, so we bought into that weakness and built a substantial position. The stock ultimately turned around, and we sold it at a significant gain when it approached what we believed to be fair value.

     Although the recent wave of mergers has been helpful to performance, we wish to stress that we do not invest in companies simply because we believe they are likely to be acquired. However, companies that are likely to be acquired demonstrate many of the investment characteristics we seek--a strong underlying business at an attractive price. As the prices of larger companies have risen, mid-cap stocks have become increasingly attractive on a valuation basis, and the mid-cap arena has become a buyer's market for companies eager to expand.

WHICH SECTORS OR STOCKS DAMPENED PERFORMANCE?

     Without exception, the weakest performers were energy and energy-related stocks, which have basically been on a downward trend until very recently. However, it wasn't the weighting in energy-related companies that hurt as much as the mix of companies. Value's portfolio was tilted toward exploration and production companies and oil services companies, both of which are more sensitive to falling energy prices than integrated energy companies are, and therefore suffered disproportionately as oil and gas prices declined.

     Another  solid  holding that hurt  performance  was Florida Power and Light
(FPL), which supplies electricity to eastern and southern Florida. FPL is a low-cost electric utility. The utility group as a whole has struggled as interest rates have edged back up. Additionally, investors became concerned that revenues would decline due to a company-specific rate case, and we were able to acquire FPL at a nice discount. We think FPL is well positioned going forward and are therefore holding onto our position.

     There were several disappointments outside of the energy sector, among them Archer-Daniels-Midland Co. (ADM), which has been a very solid performer in the past. ADM has been struggling through a deflationary trend in soybean

[left margin]

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            3/31/99             9/30/98
MINNESOTA MINING &
   MANUFACTURING CO.         5.0%                 2.0%
MERCANTILE
   BANCORPORATION INC.       4.9%                 4.5%
FIRST VIRGINIA
   BANKS, INC.               3.5%                 1.8%
FPL GROUP, INC.              3.1%                   --
COLUMBIA/HCA
   HEALTHCARE CORP.          3.1%                   --
SUPERIOR INDUSTRIES
   INTERNATIONAL, INC.       2.9%                 2.7%

AETNA INC.                   2.9%                 2.0%
GTECH HOLDINGS CORP.         2.7%                 2.6%
BAKER HUGHES INC.            2.7%                 2.0%
ARCHER-DANIELS-
   MIDLAND CO.               2.5%                 2.8%


TOP FIVE INDUSTRIES
                               % OF FUND INVESTMENTS
                              AS OF               AS OF
                             3/31/99             9/30/98
BANKING                      11.1%                9.4%
UTILITIES                     9.1%                6.7%
ENERGY (PRODUCTION
   & MARKETING)               9.1%                8.5%
HEALTHCARE                    9.0%                6.8%
FOOD & BEVERAGE               7.1%                7.8%


6   1-800-345-2021


Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

commodity prices. Demand continues to be weak, due partly to problems in various foreign markets, while capacity has increased. However, ADM is in a strong competitive position, has a very healthy balance sheet, and continues to represent an excellent value. We are holding the position.

     Interstate Bakeries also was disappointing. Interstate is the largest wholesale baker and distributor of fresh bread and snack cakes in the United States. The company is well managed and financially sound, but has struggled recently as pricing pressure has increased, due in part to low wheat costs that have made it easier for smaller bakery companies to compete. However, we don't believe that Interstate's current problems are serious and believe that the company has never been fundamentally stronger, so we're sitting tight.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO SINCE THE SEMIANNUAL REPORT?

     We increased the fund's weighting in both utilities and energy companies as prices became increasingly attractive. We beefed up the stake in banks by about 2% to take advantage of improving values, and also increased holdings in the healthcare industry. This was not a tactical effort or response to any theme within the healthcare industry. Rather, the increase was focused on a single company, Columbia/HCA Healthcare Corp., which has struggled amid the controversy surrounding an investigation of its billing practices. We believe the company will emerge from the investigation relatively unscathed and its price will subsequently rebound to fair value.

     On the sell side, acquisition activity resulted in reduced weightings, relative to a year ago, in chemicals and resins and electronics companies. The fund's stake in the communications equipment industry and in metals and mining companies decreased somewhat as well.

WERE THERE ANY CHANGES TO VALUE'S MANAGEMENT TEAM?

     Yes. Scott Moore, who has been an analyst on Value's management team, was promoted to portfolio manager. We also added to our team of investment analysts.

WHAT IS YOUR OUTLOOK FOR VALUE INVESTING?

     Although this has not been a rewarding environment recently for value investors, the extended preference for large-cap growth has caused value stocks to become even more undervalued relative to growth stocks on a historical basis. We are finding an abundance of sound, high-quality companies available at very good values, many of which we consider to be "must own" opportunities. As a result, we are maintaining significant positions in industries or sectors that we think are especially attractive.

[right margin]

"WE ARE FINDING AN ABUNDANCE OF SOUND, HIGH-QUALITY COMPANIES AVAILABLE AT VERY GOOD VALUES, MANY OF WHICH WE CONSIDER TO BE 'MUST OWN' OPPORTUNITIES."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MARCH 31, 1999
Temporary Investments     1.9%
Common Stocks            98.1%

AS OF SEPTEMBER 30, 1998
Temporary Investments     5.6%
Common Stocks            94.4%


                                                    www.americancentury.com   7


Value--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Shares                                                          Value
--------------------------------------------------------------------------------


COMMON STOCKS--98.1%
AUTOMOBILES & AUTO PARTS--3.6%
                 600,000   Cooper Tire and Rubber Company            $11,025,000
               2,292,000   Superior Industries International, Inc.(1) 53,289,000
                                                                ----------------
                                                                      64,314,000
                                                                ----------------
BANKING--11.1%
               1,382,750   First Virginia Banks, Inc.                 63,174,391
               1,857,600   Mercantile Bancorporation Inc.             88,236,000
                 124,000   Regions Financial Corp.                     4,301,250
               1,140,400   Summit Bancorp.                            44,475,600
                                                                ----------------
                                                                     200,187,241
                                                                ----------------
BUILDING & HOME IMPROVEMENTS--1.1%
                 574,000   York International Corporation             20,269,375
                                                                ----------------
CHEMICALS & RESINS--5.1%
               1,180,000   IMC Global Inc.                            24,116,250
                 524,200   International Specialty Products Inc.(2)    3,964,263
               1,150,000   Lubrizol Corp.                             25,875,000
               1,478,800   Nalco Chemical Co.                         39,280,625
                                                                ----------------
                                                                      93,236,138
                                                                ----------------
COMMUNICATIONS EQUIPMENT--2.0%
               2,175,000   Andrew Corp.(2)                            26,847,656
                 326,000   Harris Corp.                                9,331,750
                                                                ----------------
                                                                      36,179,406
                                                                ----------------
COMPUTER SOFTWARE & SERVICES--2.7%
               2,000,000   GTECH Holdings Corp.(1)(2)                 48,750,000
                                                                ----------------

CONSUMER PRODUCTS--2.1%
                 693,000   Whirlpool Corp.                            37,681,875
                                                                ----------------
DIVERSIFIED COMPANIES--5.0%
               1,283,900   Minnesota Mining & Manufacturing Co.       90,835,918
                                                                ----------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.4%
                 310,400   Arrow Electronics, Inc.(2)                  4,656,000
                 424,900   Avnet, Inc.                                15,561,963
                 836,500   Littelfuse, Inc.(2)                        15,422,969
               1,807,100   Vishay Intertechnology, Inc.               26,315,894
                                                                ----------------
                                                                      61,956,826
                                                                ----------------
ENERGY (PRODUCTION & MARKETING)--9.1%
                 949,000   Apache Corp.                               24,733,313
                 187,000   Atlantic Richfield Co.                     13,651,000
               1,061,000   Burlington Resources Inc.                  42,373,688
                 695,200   Murphy Oil Corp.                           28,850,800
                 931,000   Ocean Energy Inc.(2)                        6,342,438
                 252,000   Royal Dutch Petroleum Co.                  13,104,000

Shares                                                                  Value
--------------------------------------------------------------------------------

                 480,000   Swift Energy Co.(1)(2)                     $4,050,000
                 320,000   Ultramar Diamond Shamrock Corp.             6,920,000
                 650,000   Unocal Corp.                               23,928,125
                                                                ----------------
                                                                     163,953,364
                                                                ----------------
ENERGY (SERVICES)--2.7%
               2,000,000   Baker Hughes Inc.                          48,625,000
                                                                ----------------
FINANCIAL SERVICES--1.1%
                 663,500   CIT Group, Inc. (The) Cl A                 20,278,219
                                                                ----------------
FOOD & BEVERAGE--7.1%
               3,124,364   Archer-Daniels-Midland Co.                 45,889,096
               2,000,700   Interstate Bakeries Corp.                  43,140,094
               1,937,200   Tyson Foods, Inc. Cl A                     40,075,825
                                                                ----------------
                                                                     129,105,015
                                                                ----------------
HEALTHCARE--9.0%
                 629,200   Aetna Inc.                                 52,223,600
                 769,900   Beckman Coulter Inc.                       33,875,600
               2,921,000   Columbia/HCA Healthcare Corp.              55,316,438
                 650,000   Dentsply International Inc.                15,092,188
                 420,000   Lab Holdings Inc.(1)                        7,035,000
                                                                ----------------
                                                                     163,542,826
                                                                ----------------
INDUSTRIAL EQUIPMENT & MACHINERY--1.4%
                 483,600   Tecumseh Products Cl A                     24,467,138
                                                                ----------------
INSURANCE--4.1%
                 513,300   Argonaut Group, Inc.                       12,976,866
                 680,100   Berkley (W.R.) Corp.                       16,768,716
                 410,100   Chubb Corp. (The)                          24,016,481
                 509,600   CNA Financial Corp.(2)                     19,778,850
                                                                ----------------
                                                                      73,540,913
                                                                ----------------
MACHINERY & EQUIPMENT--4.3%
               1,050,000   Cooper Industries, Inc.                    44,756,250
               2,083,300   Flowserve Corp.(1)                         32,421,356
                                                                ----------------
                                                                      77,177,606
                                                                ----------------
METALS & MINING--0.3%
                 380,000   Arch Coal Inc.                              5,035,000
                                                                ----------------
PACKAGING & CONTAINERS--1.1%
                 279,700   Bemis Co., Inc.                             8,688,181
                 431,000   Tenneco Inc.                               12,041,063
                                                                ----------------
                                                                      20,729,244
                                                                ----------------
PAPER & FOREST PRODUCTS--2.4%
                 400,000   Rayonier, Inc.                             16,025,000
               1,300,000   Westvaco Corp.                             27,300,000
                                                                ----------------
                                                                      43,325,000
                                                                ----------------
PRINTING & PUBLISHING--1.2%
               1,133,000   Banta Corp.                                21,527,000
                                                                ----------------
RAILROAD--1.1%
                 500,000   CSX Corp.                                  19,468,750
                                                                ----------------

                                               See Notes to Financial Statements


8   1-800-345-2021


Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

RESTAURANTS--1.3%
               1,350,000   CBRL Group, Inc.                          $24,257,813
                                                                ----------------
RETAIL (GENERAL MERCHANDISE)--3.3%
                 750,000   Dillard's Inc. Cl A                        19,031,250
               1,000,000   Penney (J.C.) Company, Inc.                40,500,000
                                                                ----------------
                                                                      59,531,250
                                                                ----------------
RETAIL (SPECIALTY)--0.3%
                 335,000   Toys 'R' Us, Inc.(2)                        6,302,188
                                                                ----------------
TELEPHONE COMMUNICATIONS--0.3%
                  90,400   GTE Corp.                                   5,469,200
                                                                ----------------
TEXTILES & APPAREL--0.4%
                 720,400   Fruit of the Loom, Inc.(2)                  7,474,150
                                                                ----------------
TOBACCO--1.3%
                 300,000   Schweitzer-Mauduit International, Inc.      3,450,000
                 760,800   UST Inc.                                   19,875,900
                                                                ----------------
                                                                      23,325,900
                                                                ----------------
TRANSPORTATION--1.1%
                 521,600   XTRA Corp.                                 19,983,800
                                                                ----------------
UTILITIES--9.1%
                 252,200   AGL Resources Inc.                          4,429,263
                 881,500   Ameren Corp.                               31,899,281
                 347,000   Florida Progress Corp.                     13,099,250
               1,041,800   FPL Group, Inc.                            55,475,850
                 225,000   Nevada Power Co.                            5,568,750

Shares                                                            Value
--------------------------------------------------------------------------------

               1,530,000   Niagara Mohawk Holdings Inc.(2)           $20,559,375
                 229,100   People's Energy Corp.                       7,402,794
                 574,900   Sierra Pacific Resources                   20,229,294
                 281,000   Washington Gas Light Co.                    6,357,625
                                                                ----------------
                                                                     165,021,482
                                                                ----------------
TOTAL COMMON STOCKS                                                1,775,551,637
                                                                ----------------
   (Cost $1,905,498,721)

TEMPORARY CASH INVESTMENTS--1.9%

Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 4.84%, dated 3/31/99,
       due 4/1/99 (Delivery value $27,203,657)                        27,200,000

Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.90%, dated 3/31/99,
       due 4/1/99 (Delivery value $7,300,994)                          7,300,000
                                                                ----------------
TOTAL TEMPORARY CASH INVESTMENTS                                      34,500,000
                                                                ----------------
   (Cost $34,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $1,810,051,637
                                                                ================
   (Cost $1,939,998,721)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the year ended March 31, 1999.)

(2)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                    www.americancentury.com   9


Equity Income--Performance

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

             INVESTOR CLASS          ADVISOR CLASS        INSTITUTIONAL CLASS
           (INCEPTION 8/1/94)      (INCEPTION 3/7/97)     (INCEPTION 7/8/98)

            EQUITY   LIPPER EQUITY      EQUITY   LIPPER EQUITY      EQUITY   LIPPER EQUITY
            INCOME      INCOME          INCOME      INCOME          INCOME       INCOME
                      FUND INDEX                  FUND INDEX                  FUND INDEX
6 MONTHS(1)  8.80%      13.33%           8.66%      13.33%          8.91%        13.33%
1 YEAR      -0.44%       1.59%          -0.75%       1.59%            --            --
==========================================================================================
AVERAGE ANNUAL RETURNS
==========================================================================================
3 YEARS     16.79%      17.17%              --          --            --            --
LIFE OF
   FUND     18.63%      17.87%          14.69%      18.28%(2)       1.60%        4.78%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 3/31/97, the date nearest the class's inception for which data are available.

(3) Since 7/31/98, the date nearest the class's inception for which data are available.

See pages 39-42 for information about share classes, the Lipper Equity Income Fund Index and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 8/1/94

              Equity Income   Lipper Equity     S&P 500
                                 Income
Date                           Fund Index
 8/1/94           10000          10000          10000
 9/30/94          10248          10137          10155
12/31/94          10051           9887          10153
 3/31/95          11067          10632          11141
 6/30/95          11807          11369          12203
 9/30/95          12345          12192          13171
12/31/95          13029          12834          13964
 3/31/96          13910          13390          14714
 6/30/96          14555          13733          15373
 9/30/96          14925          14083          15849
12/31/96          16067          15142          17169
 3/31/97          16168          15398          17631
 6/30/97          18336          17403          20705
 9/30/97          20050          18767          22256
12/31/97          20606          19255          22895
 3/31/98          22277          21204          26086
 6/30/98          21740          21102          26952
 9/30/98          20386          19009          24279
12/31/98          23278          21524          29445
 3/31/99          22182          21543          30887

Value on 3/31/99
S&P 500                             $30,887
Equity Income                       $22,182
Lipper Equity Income Fund Index     $21,543

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500 Index and the Lipper Equity Income Fund Index are provided for comparison. Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index and the Lipper Equity Income Fund Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MARCH 31)

              Equity Income   Lipper Equity
                                 Income
Date                           Fund Index
3/31/95          10.69%           6.32%
3/31/96          25.67%          25.95%
3/31/97          16.24%          15.39%
3/31/98          37.78%          37.52%
3/31/99          -0.44%           1.59%

*From 8/1/94 to 3/31/95.


10   1-800-345-2021


Equity Income--Q&A
--------------------------------------------------------------------------------

     An interview with Phil Davidson and Scott Moore, portfolio managers on the Equity Income investment team. A photo of Phil and Scott appears on page 5.

HOW DID THE FUND PERFORM DURING  ITS FISCAL YEAR?*

     For the year ended March 31, 1999, Equity Income declined 0.44%. The fund's benchmark index, the Lipper Equity Income Fund Index, gained 1.59% during the year, while the S&P 500 Index posted an 18.42% return.

WHAT MARKET FACTORS INFLUENCED  EQUITY INCOME'S PERFORMANCE?

     Investors have continued their preference for the more visible growth and liquidity of large-cap growth stocks. As a result, small- and mid-cap shares have struggled, and conservatively valued stocks have also had to swim against the current. In fact, the spread between the fortunes of large- and mid-cap stocks is almost unprecedented. During the 12 months, the S&P MidCap 400/BARRA Value Index declined 12.38%. The reality was even harsher for small-cap issues. The S&P SmallCap 600/BARRA Value Index was down 22.91%.

     Although we would have liked Equity Income to post more robust returns, we wish to stress that as our most conservative all-equity fund, one of Equity Income's goals is to fare better than the broader market during periods of volatility. In periods of turmoil, the fund has typically outperformed not only the broad market, but also almost all funds in the Lipper Equity Income universe. The fund was again successful in meeting this goal during the market sell-off that occurred last August. From July 17 through August 31, the S&P 500 dropped 19.31%, while Equity Income declined 10.14%. We are pleased with this strong relative performance and expect the fund's defensive nature to continue to be an advantage should the market become volatile again.

WHICH SECTORS OR STOCKS CONTRIBUTED TO PERFORMANCE?

     Merger and acquisition activity within several sectors was very helpful. We don't specifically look for companies that are likely acquisition candidates, but we are finding an abundance of such companies available, and these companies often demonstrate the characteristics we look for. As large-cap stocks have become pricier in recent years, mid-cap firms have become increasingly attractive on a valuation basis. As a result, we are seeing unprecedented consolidation in a number of industries. In fact, 15 of Equity Income's holdings were acquisition targets during the year.

     Elsag Bailey, which was Equity Income's greatest contributor, is a good example of an acquisition that added to returns. Elsag manufactures industrial control and measurement equipment. Electrical equipment stocks have struggled recently as economic problems in Asia and Latin America have dampened demand for products. We were drawn to Elsag because it was a leading company in its industry with a stable balance sheet and good cash flow, and it was significantly undervalued versus other firms in its industry. We owned not only common stock but also the company's convertible bonds, which provided a good stream of income. Swedish industrial machinery manufacturer ABB made a bid for Elsag in August, and we subsequently sold the stock at a significant profit.

     Another acquisition that helped performance was Union Camp. This company makes craft paper, paperboard

*All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"AS LARGE-CAP STOCKS HAVE BECOME PRICIER IN RECENT YEARS, MID-CAP FIRMS HAVE BECOME INCREASINGLY ATTRACTIVE ON A VALUATION BASIS, AND AS A RESULT, WE ARE SEEING UNPRECEDENTED CONSOLIDATION IN A NUMBER OF INDUSTRIES. IN FACT, 15 OF EQUITY INCOME'S HOLDINGS WERE ACQUISITION TARGETS DURING THE YEAR."

PORTFOLIO AT A GLANCE
                                                3/31/99           3/31/98
NO. OF COMPANIES                                  69                72
MEDIAN P/E RATIO                                 15.6              18.5
MEDIAN MARKET                                    $1.41             $1.95
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               180%              158%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 41-42.


                                                   www.americancentury.com   11


Equity Income--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

and boxes. Company profits were down due to excess inventories and falloff in demand for products by customers in Asia and Latin America. Union Camp had all the characteristics we look for: a solid underlying business, a healthy balance sheet, good assets and a secure, high relative yield. We bought into the stock's decline and sold it at a nice gain when competitor International Paper announced it would acquire Union Camp at a price dramatically above where the stock was trading.

     We also saw consolidation within the restaurant industry this year. Sbarro, a chain of family-oriented Italian restaurants, was one of Equity Income's largest holdings at 3.3% of investments on March 31. More than a year ago, members of the Sbarro family attempted to take the company private by buying out the 65% of the company it did not currently own. That offer was rejected by shareholders, and the Sbarros subsequently increased their offer price. Although the deal has not been completed, the stock price has fared increasingly well throughout the negotiations and contributed nicely to returns.

WHICH HOLDINGS DETRACTED FROM RESULTS?

     Flowserve Corp. was the worst-performing holding for the year. Flowserve manufactures fluid handling equipment used by many industries, including utilities, chemical manufacturers, and energy production companies. Flowserve's stock was suffering from the effects of downturns in two industries that represent the largest portion of its sales. The drop in prices of petroleum products and chemicals drove companies in both industries to pare back spending. Flowserve also has been under pressure to cut prices. The stock was weak throughout the year and we bought into that weakness, ultimately establishing a significant weighting. Although Flowserve has continued to struggle, we believe its problems are short-term ones and that this investment will eventually bear fruit.

     Gas utilities, including Northwest Natural Gas, Laclede Gas Company, and Cascade Natural Gas, also hurt performance. Continued warm weather resulted in difficult but transitory earnings pressure. We viewed these depressed prices as a buying opportunity and not only held onto our positions but continued to add to them as prices became increasingly attractive.

     Food and beverage companies also struggled during the year. Two names that disappointed were Interstate Bakeries and Lance Inc. Interstate is the nation's largest wholesale baker and distributor of fresh bread and snack cakes. Pricing pressure and increasing competition drove the company's stock down. However, Interstate remains competitive and its balance sheet is strong, so we are holding the position.

     Lance also makes bakery products, along with snack food items that are sold in convenience and grocery stores and through their proprietary vending machine operation. The snack food business is generally considered a low-growth industry, and Lance has had trouble advancing its sales and earnings due to competitive pressures. We were attracted to the company because it has an extensive distribution network and more than enough cash to cover its liabilities. We believe Lance's problems are temporary and we are holding our position.

[left margin]

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            3/31/99             9/30/98
MERCANTILE
   BANCORPORATION INC.       4.8%                4.5%
MINNESOTA MINING &
   MANUFACTURING CO.         4.4%                2.3%
FIRST VIRGINIA
   BANKS, INC.               4.2%                 0.9%
NATIONAL PRESTO
   INDUSTRIES, INC.          4.2%                3.5%
SBARRO, INC.                 3.3%                3.4%
UNOCAL CORP. 6.25%
   (CON. PREF.)              3.3%                3.1%
NALCO CHEMICAL CO.           3.2%                 --
HOMESTAKE MINING
   CO., 5.50%, 6/23/00
   (CONV. BOND)              3.0%                3.2%
WD-40 CO.                    2.7%                2.5%
FLOWSERVE CORP.              2.7%                2.5%


TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                            AS OF              AS OF
                           3/31/99            9/30/98
UTILITIES                   17.0%              10.2%
BANKING                     12.6%               8.0%
CONSUMER PRODUCTS           10.0%               6.0%
ENERGY (PRODUCTION
   & MARKETING)              6.2%               8.4%
FOOD & BEVERAGE              5.9%               6.5%


12   1-800-345-2021


Equity Income--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT, IF ANY, MATERIAL CHANGES DID YOU MAKE TO EQUITY INCOME'S PORTFOLIO?

     We made very few tactical changes in our sector or industry weightings. Equity Income's stake in machinery and equipment manufacturers decreased due to consolidation within that industry. We increased exposure to local gas distribution companies as prices continued to soften in the face of warmer weather and decreased demand for gas.

     Equity Income maintains meaningful positions in gas utilities, where we see very good risk/reward situations with high relative yields, and also in the basic industry sector. A healthy stake in convertible securities enabled the fund to produce a very high 3.59% 30-day SEC yield as of March 31.

HAS THE MANAGEMENT TEAM  CHANGED THIS YEAR?

     Yes. Scott Moore, who has served as an investment analyst on Equity Income's investment team, was promoted to portfolio manager. We also added to our team of investment analysts.

WHAT IS YOUR OUTLOOK FOR EQUITY INCOME GOING FORWARD?

     Although market conditions in recent months have been frustrating for Equity Income investors and managers alike, we remain disciplined in our effort to seek mature, out-of-favor companies with good relative yields and fundamentally sound underlying businesses. The good news is that we are seeing an abundance of sound, high-quality companies that are available at attractive prices and extremely high relative yields. We believe these types of companies should provide good long-term prospects for appreciation and also help protect the portfolio during periods of increased volatility.

[right margin]

"THE GOOD NEWS IS THAT WE ARE SEEING AN ABUNDANCE OF SOUND, HIGH-QUALITY COMPANIES THAT ARE AVAILABLE AT ATTRACTIVE PRICES AND EXTREMELY HIGH RELATIVE YIELDS."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MARCH 31, 1999
Temporary Investements          0.1%
Corporate Bonds                 2.8%
Convertible Bonds               6.6%
Convertible Preferred Stocks   11.7%
Common Stocks                  78.8%

AS OF SEPTEMBER 30, 1998
Temporary Investements          2.9%
Corporate Bonds                 3.7%
Convertible Bonds              11.1%
Convertible Preferred Stocks    9.1%
Common Stocks                  73.2%


                                                  www.americancentury.com   13


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS--78.8%

AUTOMOBILES & AUTO PARTS--0.7%
                   98,000  Superior Industries International, Inc.    $2,278,500
                                                                ----------------
BANKING--12.6%
                 285,600   First Virginia Banks, Inc.                 13,048,350
                 317,992   Mercantile Bancorporation Inc.             15,104,615
                 175,900   Summit Bancorp.                             6,860,100
                 108,810   UMB Financial Corp.                         4,189,185
                                                                ----------------
                                                                      39,202,250
                                                                ----------------
BUSINESS SERVICES & SUPPLIES--0.1%
                  20,700   LabOne, Inc.                                  222,525
                                                                ----------------
CHEMICALS & RESINS--5.2%
                 140,000   Lubrizol Corp.                              3,150,000
                 377,300   Nalco Chemical Co.                         10,022,031
                 234,000   RPM, Inc.                                   3,115,125
                                                                ----------------
                                                                      16,287,156
                                                                ----------------
COMMUNICATIONS EQUIPMENT--0.5%
                  56,000   Harris Corp.                                1,603,000
                                                                ----------------
CONSUMER PRODUCTS--7.9%
                 364,800   National Presto Industries, Inc.           12,927,600
                 291,600   WD-40 Co.                                   8,456,400
                  60,000   Whirlpool Corp.                             3,262,500
                                                                ----------------
                                                                      24,646,500
                                                                ----------------
DIVERSIFIED COMPANIES--4.4%
                 193,500   Minnesota Mining & Manufacturing Co.       13,690,125
                                                                ----------------
ENERGY (PRODUCTION & MARKETING)--1.9%
                  32,000   Atlantic Richfield Co.                      2,336,000
                  38,200   Murphy Oil Corp.                            1,585,300
                  39,000   Royal Dutch Petroleum Co.                   2,028,000
                                                                ----------------
                                                                       5,949,300
                                                                ----------------
ENERGY (SERVICES)--0.5%
                  70,000   Baker Hughes Inc.                           1,701,875
                                                                ----------------
FOOD & BEVERAGE--4.9%
                 100,050   Archer-Daniels-Midland Co.                  1,469,484
                  61,700   Interstate Bakeries Corp.                   1,330,406
                 220,000   Lancaster Colony Corp.                      5,850,625
                 408,600   Lance, Inc.                                 6,563,138
                                                                ----------------
                                                                      15,213,653
                                                                ----------------
FURNITURE & FURNISHINGS--0.7%
                  96,000   HON INDUSTRIES Inc.                         2,106,000
                                                                ----------------
HEALTHCARE--0.9%
                 159,000   Lab Holdings Inc.                           2,663,250
                                                                ----------------
INSURANCE--2.9%
                  40,000   American Financial Group, Inc.              1,407,500
                 190,000   Argonaut Group, Inc.                        4,803,438

Shares                                                          Value
--------------------------------------------------------------------------------

                  27,000   Chubb Corp. (The)                          $1,581,188
                  12,000   Ohio Casualty Corp.                           468,375
                  30,000   Unitrin, Inc.                                 930,938
                                                                ----------------
                                                                       9,191,439
                                                                ----------------
MACHINERY & EQUIPMENT--3.5%
                  20,000   Cooper Industries, Inc.                       852,500
                 540,000   Flowserve Corp.                             8,403,750
                  60,000   Stanley Works (The)                         1,537,500
                                                                ----------------
                                                                      10,793,750
                                                                ----------------
PACKAGING & CONTAINERS--3.5%
                 195,000   Bemis Co., Inc.                             6,057,188
                 170,000   Tenneco Inc.                                4,749,375
                                                                ----------------
                                                                      10,806,563
                                                                ----------------
PAPER & FOREST PRODUCTS--2.9%
                 290,000   Consolidated Papers, Inc.                   6,815,000
                 100,000   Westvaco Corp.                              2,100,000
                                                                ----------------
                                                                       8,915,000
                                                                ----------------
PRINTING & PUBLISHING--0.5%
                  84,600   Banta Corp.                                 1,607,400
                                                                ----------------
REAL ESTATE--1.0%
                 136,200   Manufactured Home Communities, Inc.         3,268,800
                                                                ----------------
RESTAURANTS--4.1%
                 151,100   Luby's, Inc.                                2,549,813
                 390,000   Sbarro, Inc.(1)                            10,335,000
                                                                ----------------
                                                                      12,884,813
                                                                ----------------
RETAIL (GENERAL MERCHANDISE)--2.0%
                 150,000   Penney (J.C.) Company, Inc.                 6,075,000
                                                                ----------------
STEEL--1.0%
                 117,500   Carpenter Technology Corp.                  3,047,656
                                                                ----------------
TOBACCO--1.0%
                  70,000   Schweitzer-Mauduit International, Inc.        805,000
                  89,000   UST Inc.                                    2,325,125
                                                                ----------------
                                                                       3,130,125
                                                                ----------------
TRANSPORTATION--2.4%
                 195,000   XTRA Corp.                                  7,470,938
                                                                ----------------
UTILITIES--13.7%
                 243,300   AGL Resources Inc.                          4,272,956
                 180,700   CTG Resources, Inc.                         4,359,388
                 149,100   Cascade Natural Gas Corp.                   2,227,181
                  78,000   Florida Progress Corp.                      2,944,500
                  85,000   FPL Group, Inc.                             4,526,250
                  48,000   IDACORP, Inc.                               1,410,000
                 169,000   Laclede Gas Company                         3,538,438
                 268,500   Nevada Power Co.                            6,645,375
                 258,900   Northwest Natural Gas Co.                   5,695,800
                  75,000   People's Energy Corp.                       2,423,438
                 201,000   Washington Gas Light Co.                    4,547,625
                                                                ----------------
                                                                      42,590,951
                                                                ----------------

                                               See Notes to Financial Statements


14   1-800-345-2021


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

Shares/Principal Amount                                         Value
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                 $245,346,569
                                                                ----------------
   (Cost $260,669,595)

CONVERTIBLE PREFERRED STOCKS--11.7%

CONSUMER PRODUCTS--2.1%
                 147,200   Ralston Purina Co., 7.00%                   6,624,000
                                                                ----------------
ENERGY (PRODUCTION & MARKETING)--4.3%
                 200,000   Belco Oil & Gas Corp., 6.50%                3,150,000
                 190,000   Unocal Corp., 6.25% (Acquired
                              2/26/97-12/9/98, Cost
                              $10,235,250)(2)                         10,260,000
                                                                ----------------
                                                                      13,410,000
                                                                ----------------
FOOD & BEVERAGE--1.0%
                  70,000   Chiquita Brands International,
                              Inc. Series B, 7.50%                     3,128,125
                                                                ----------------
HEALTHCARE--0.5%
                  20,000   Aetna Inc., 6.25%                           1,512,500
                                                                ----------------
INSURANCE--1.5%
                  45,000   American Bankers Insurance Group,
                              Inc., Series B, 6.25%                    4,747,500
                                                                ----------------
UTILITIES--2.3%
                 410,000   Avista Corp., $1.24                         7,021,250
                                                                ----------------

TOTAL CONVERTIBLE PREFERRED STOCKS                                    36,443,375
                                                                ----------------
   (Cost $38,235,996)

CONVERTIBLE BONDS--6.6%

ENERGY (SERVICES)--1.3%
              $3,875,000   Diamond Offshore Drilling, Inc.,
                              3.75%, 2/15/07                           4,020,313
                                                                ----------------
HEALTHCARE--2.3%
               8,500,000   Medical Care Intl. Inc.,
                              6.75%, 10/1/06                           7,278,125
                                                                ----------------
METALS & MINING--3.0%
               9,700,000      Homestake  Mining Co.,  5.50%,  6/23/00  (Acquired
                              10/31/97-
                              12/15/97, Cost $9,209,250)(2)            9,336,250
                                                                ----------------

Principal Amount                                               Value
-------------------------------------------------------------------------------

TOTAL CONVERTIBLE BONDS                                              $20,634,688
                                                                ----------------
   (Cost $20,806,203)

CORPORATE BONDS--2.8%

HEALTHCARE--1.8%

              $5,750,000   Beckman Coulter Inc., 7.45%,
                              3/4/08 (Acquired 2/25/98-
                              11/10/98, Cost $5,740,009)(2)            5,643,474
                                                                ----------------
UTILITIES--1.0%
               1,500,000   Niagara Mohawk Holdings Inc.,
                              Series E, 7.375%, 7/1/03                 1,542,134
               2,000,000   Niagara Mohawk Holdings Inc.,
                              Series H, 7.76%, 7/1/10(3)               1,587,500
                                                                ----------------
                                                                       3,129,634
                                                                ----------------
TOTAL CORPORATE BONDS                                                  8,773,108
                                                                ----------------
   (Cost $8,598,425)

 TEMPORARY CASH INVESTMENTS--0.1%

Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.90%, dated 3/31/99,
    due 4/1/99 (Delivery value $400,054)                                 400,000
                                                                ----------------
   (Cost $400,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $311,597,740
                                                                ================
   (Cost $328,710,219)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1999, was $25,239,724, which represented 8.1% of net assets.

(3) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com   15


Small Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999(1)

                        INVESTOR CLASS                INSTITUTIONAL CLASS
                     (INCEPTION 7/31/98)             (INCEPTION 10/26/98)

                  SMALL CAP  S&P SMALLCAP 600/     SMALL CAP  S&P SMALLCAP 600/
                    VALUE    BARRA VALUE INDEX       VALUE    BARRA VALUE INDEX
6 MONTHS            6.16%          2.30%               --              --
SINCE INCEPTION    -4.24%        -11.71%             -0.60%         -1.99%(2)

(1)  Returns for periods less than one year are not annualized.

(2) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 39-42 for information about share classes, the S&P SmallCap 600/BARRA Value Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[mountain chart - data below]

$10,000 investment made 7/31/98

Date          Small Cap Value      S&P SmallCap 600/BARRA Value
 7/31/98          10000                      10000
 8/31/98           8620                       8196
 9/30/98           9020                       8630
10/31/98           9820                       9008
11/30/98          10240                       9392
12/31/98          10331                       9761
 1/31/99           9928                       9649
 2/28/99           9443                       8864
 3/31/99           9576                       8829

Value on 3/31/99
Small Cap Value                  $9,576
S&P SmallCap 600/BARRA Value     $8,829

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P SmallCap 600/BARRA Value Index is provided for comparison. Small Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P SmallCap 600/BARRA Value Index do not. The graph is based on Investor Class shares only; performance for the other class will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


16   1-800-345-2021


Small Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Todd Vingers and Ben Giele]
Todd Vingers and Ben Giele, portfolio managers on the Small Cap Value fund

     An interview with Todd Vingers and Ben Giele, portfolio managers on the Small Cap Value Fund investment team

SMALL CAP VALUE OPENED ON JULY 31, 1998. HOW DID THE FUND PERFORM IN THE SECOND HALF OF ITS FIRST FISCAL YEAR?*

     Small Cap Value posted a 6.16% gain for the six months ended March 31, 1999, outperforming its benchmark, the S&P SmallCap 600/BARRA Value Index, which gained 2.30%.*

     Small Cap Value's relative performance since its inception has also been impressive, despite the difficult environment in which value funds have operated since the fund began. Small Cap Value's life-of-fund return as of March 31, 1999, was -4.24%, compared to the -11.71% return posted by the S&P SmallCap 600/BARRA Value Index.

WHAT MARKET CONDITIONS OR EVENTS INFLUENCED SMALL CAP VALUE'S PERFORMANCE IN RECENT MONTHS?

     The market environment has not been an easy one for value investors over the last few years. Investors have continued their long-running preference for the liquidity and more visible growth found in large-capitalization stocks, and large-cap issues have continued to outperform mid- and small-sized companies. As we mentioned previously, for the six months ended March 31, 1999, the S&P SmallCap 600/BARRA Index gained 2.30%, while the S&P 500 posted a 27.28% return. This affinity for larger companies has certainly hampered Small Cap Value's performance.

     In addition, the growth investment style has performed much better than the value style. For the year ended March 31, 1999, the S&P SmallCap 600/BARRA Growth Index declined 15.47%, compared to the 22.91% decline recorded by the S&P SmallCap 600/BARRA Value Index.

     Despite the challenging conditions in which Small Cap Value has had to operate in its first eight months, we are pleased with the fund's relative performance so far.

WHAT FACTORS HELPED SMALL CAP VALUE OUTPERFORM ITS BENCHMARK?

     The fund's stronger performance was primarily the result of its heavier concentrations relative to the index in several top-performing industries and market sectors, as well as strong individual stock selection. Small Cap Value's stake in electric and gas utilities, nearly 12% at March 31, has been relatively consistent since the fund began. These stocks typically have also been among the portfolio's largest individual holdings. We added to our positions somewhat as prices continued to drop in early 1999.

     Small Cap Value's stake in the electrical equipment industry was also significantly greater than that of the index, and this added to returns. In addition, Small Cap Value was slightly overweighted in retail grocers and in restaurant stocks, two areas that performed very well during the past six months.

*All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FUND'S STRONGER PERFORMANCE WAS PRIMARILY THE RESULT OF ITS HEAVIER CONCENTRATIONS RELATIVE TO THE INDEX IN SEVERAL TOP-PERFORMING INDUSTRIES AND MARKET SECTORS, AS WELL AS STRONG INDIVIDUAL STOCK SELECTION."

PORTFOLIO AT A GLANCE
                                                                  3/31/99
NO. OF COMPANIES                                                    72
MEDIAN P/E RATIO                                                   12.9
MEDIAN MARKET                                                      $567
   CAPITALIZATION                                                 MILLION
PORTFOLIO TURNOVER                                                 153%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                                                 1.25%*

*Annualized.

Investment terms are defined in the Glossary on pages 41-42.


                                                   www.americancentury.com   17


Small Cap Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH STOCKS ADDED MOST TO RETURNS?

     The fund's top contributor was Elsag Bailey, a manufacturer of control and measurement equipment used by electric utilities. Elsag was Small Cap Value's only holding in the electrical equipment industry for most of the period, but it was a somewhat concentrated position, at one point representing 3% of investments. Electrical equipment stocks generally underperformed the broader market, as demand for product dwindled in the wake of the financial and economic problems in Asia and Latin America. However, we were attracted to Elsag because the company is financially sound, well-managed, and was very attractively valued relative to its competitors, making it an appealing candidate for takeover. We initially purchased Elsag in August at $27 per share, and continued buying as the price declined. We sold our position at $36-$38 per share in October and November, after Elsag announced it would be acquired by ABB, a Swedish industrial machinery manufacturer.

     International Multifoods Corp., which makes and distributes food products to foodservice, industrial and retail customers in North America and Venezuela, was another top contributor. The company's bottom line improved dramatically in the first quarter of 1999 after it announced plans to eliminate its interest in an unprofitable animal feeds business and also implemented several other cost-cutting efforts.

     Claire's Stores, Inc. also helped boost performance. We purchased this stock in late October because it was, in our estimation, attractively valued and its core business was sound. The company's profits were dragged down due to troubles in its recently launched catalogue operation, which had failed to meet expectations. We viewed this as a transitory problem and were rewarded when the company eliminated the unprofitable operation in January and its stock price rebounded. We subsequently sold this holding at a substantial gain.

WHICH STOCKS OR SECTORS  PERFORMED POORLY?

     Small Cap Value's relative overweighting in energy exploration and natural gas companies dampened performance somewhat, when oil and gas prices continued to flounder throughout the second half of 1998 and into early 1999. As we mentioned earlier, however, prices began to rebound in February and this overweight position is now proving to be a positive contributor.

     Food and beverage stocks also were disappointing. This sector demonstrated very strong relative performance in August and September, but then began to slump as growth turned sluggish and investors directed their attention elsewhere. However, we view these problems as temporary. Valuations remain attractive and we are optimistic that prices will recover, so we are maintaining our position in this sector.

     Performance also was hampered by an underweighting in technology stocks, which rallied late last year. Most of Small Cap Value's technology holdings are the less-expensive "chicken techs" --smaller companies that manufacture or distribute computer parts or other electronic equipment. Two such holdings are Marshall Industries, which distributes computer microprocessors and memory and logic devices, and Kent Electronics,

[left margin]

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            3/31/99             9/30/98
SBARRO, INC.                 4.0%                2.9%
LAB HOLDINGS INC.            2.8%                  --
BECKMAN COULTER INC.         2.6%                1.6%
BELCO OIL & GAS CORP.        2.6%                2.4%
INTERSTATE
   BAKERIES CORP.            2.5%                  --
LANCE, INC.                  2.5%                0.9%
GTECH HOLDINGS CORP.         2.5%                2.9%
OMEGA PROTEIN CORP.          2.4%                1.1%
AMERIN CORP.                 2.4%                2.9%
FLOWSERVE CORP.              2.3%                1.7%



TOP FIVE INDUSTRIES
                               % OF FUND INVESTMENTS
                             AS OF              AS OF
                            3/31/99            9/30/98
FOOD & BEVERAGE              14.3%               9.2%
UTILITIES                    12.0%               8.5%
INSURANCE                    10.6%               8.8%
ENERGY (PRODUCTION
   & MARKETING)               9.7%               9.7%
HEALTHCARE                    7.5%               5.0%


18   1-800-345-2021


Small Cap Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

a contract manufacturer and distributor. These smaller electronics companies typically participate in a broader tech rally, but to a lesser extent than their larger counterparts. Although we didn't see the level of performance we had anticipated, we are holding onto these stocks because we believe they still represent good values.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SIX MONTHS?

     We tend to adjust the portfolio following periods of notable performance. If a sector or a particular stock sinks more than fundamentals would warrant, we generally buy more of it, while a stock or industry that outperforms is likely to be trimmed back. Performance this six months has been solid. Outperformance was more stock-specific than sector-specific. As a result, we haven't made significant changes to our sector weights. We believe the portfolio is well positioned to benefit when market conditions shift.


HAVE THERE BEEN ANY CHANGES TO THE MANAGEMENT TEAM?

     Yes. Ben Giele was promoted to portfolio manager during the period. Ben previously served as a senior investment analyst and has contributed to Small Cap Value's investment team since the fund's inception. Portfolio Manager Phil Davidson, who helped launch Small Cap Value, has left the team to focus on several other value-oriented American Century funds.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND GOING FORWARD?

     It is difficult to anticipate when market leadership will change and smaller, value-oriented stocks will again return to favor. However, we feel it is unlikely that high-growth companies can sustain the current level of price momentum indefinitely. When the market begins to broaden, the types of stocks in Small Cap Value's portfolio should benefit. In the meantime, we will stick closely to our discipline and continue to search for the most attractive small-cap value opportunities.

[right margin]

"IT IS DIFFICULT TO ANTICIPATE WHEN MARKET LEADERSHIP WILL CHANGE AND SMALLER, VALUE-ORIENTED STOCKS WILL AGAIN RETURN TO FAVOR. HOWEVER, WE FEEL IT IS UNLIKELY THAT HIGH-GROWTH COMPANIES CAN SUSTAIN THE CURRENT LEVEL OF PRICE MOMENTUM INDEFINITELY."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MARCH 31, 1999
Convertible Preferred Stocks     1.1%
Common Stocks                   98.9%

AS OF SEPTEMBER 30, 1998
Convertible Preferred Stocks     9.9%
Common Stocks                   90.1%


                                                  www.americancentury.com   19


Small Cap Value--Schedule of Investments

--------------------------------------------------------------------------------

MARCH 31, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS--98.9%

AUTOMOBILES & AUTO PARTS--1.8%

                   9,400   Superior Industries International, Inc.      $218,550
                                                                ----------------
BANKING--5.1%
                   6,100   MetroCorp Bancshares Inc.                      60,047
                  10,000   UST Corp.                                     218,438
                   7,500   Valley National Bancorp                       188,906
                   7,300   Washington Federal, Inc.                      154,213
                                                                ----------------
                                                                         621,604
                                                                ----------------
BUSINESS SERVICES & SUPPLIES--1.5%
                   5,600   LabOne, Inc.                                   60,200
                   5,600   Primark Corp.(1)                              119,000
                                                                ----------------
                                                                         179,200
                                                                ----------------
CHEMICALS & RESINS--2.5%
                   9,400   International Specialty Products Inc.(1)       71,088
                  11,200   Lilly Industries, Inc. Cl A                   172,900
                   2,300   Nalco Chemical Co.                             61,094
                                                                ----------------
                                                                         305,082
                                                                ----------------
COMMUNICATIONS EQUIPMENT--1.3%
                  12,500   Andrew Corp.(1)                               154,297
                                                                ----------------
COMPUTER SOFTWARE & SERVICES--2.5%
                  12,400   GTECH Holdings Corp.(1)                       302,250
                                                                ----------------
CONSUMER PRODUCTS--5.4%
                   6,900   National Presto Industries, Inc.              244,519
                   3,700   National Service Industries, Inc.             126,031
                   2,400   Russ Berrie and Co., Inc.                      62,700
                   4,500   WD-40 Co.                                     130,500
                  10,000   Wolverine World Wide, Inc.                     95,000
                                                                ----------------
                                                                         658,750
                                                                ----------------
CONTROL & MEASUREMENT--1.4%
                  26,600   X-Rite, Incorporated                          169,575
                                                                ----------------
DIVERSIFIED COMPANIES--1.2%
                  21,100   Griffon Corp.(1)                              145,063
                                                                ----------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.4%
                   4,100   Arrow Electronics, Inc.(1)                     61,500
                  14,100   Kent Electronics Corp.(1)                     140,119
                   6,100   Marshall Industries(1)                         82,350
                  11,900   Methode Electronics, Inc.                     131,272
                                                                ----------------
                                                                         415,241
                                                                ----------------

Shares                                                         Value
-------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--9.7%
                   5,400   Apache Corp.                                 $140,738
                  52,400   Belco Oil & Gas Corp.(1)                      311,125
                  21,800   Crown Central Petroleum Corp. Cl B(1)         166,225
                   9,000   Devon Energy Corp.                            248,063
                   1,500   Murphy Oil Corp.                               62,250
                  11,700   Ocean Energy Inc.(1)                           79,706
                  13,500   Swift Energy Co.(1)                           113,906
                   3,000   Ultramar Diamond Shamrock Corp.                64,875
                                                                ----------------
                                                                       1,186,888
                                                                ----------------
FOOD & BEVERAGE--14.3%
                   6,300   Chiquita Brands International, Inc.            64,181
                   8,800   Corn Products International, Inc.             210,650
                   5,700   International Multifoods Corp.                132,881
                  14,300   Interstate Bakeries Corp.                     308,344
                   9,000   Lancaster Colony Corp.                        239,344
                  19,000   Lance, Inc.                                   305,188
                  46,600   Omega Protein Corp.(1)                        297,075
                  14,600   Vlasic Foods, Inc.(1)                         188,888
                                                                ----------------
                                                                       1,746,551
                                                                ----------------
HEALTHCARE--7.5%
                   7,300   Beckman Coulter Inc.                          321,200
                  10,800   Dentsply International Inc.                   250,763
                  20,300   Lab Holdings Inc.                             340,019
                                                                ----------------
                                                                         911,982
                                                                ----------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.7%
                   1,800   Tecumseh Products Cl A                         91,069
                                                                ----------------
INSURANCE--10.6%
                  14,400   Amerin Corp.(1)                               295,200
                   2,500   Argonaut Group, Inc.                           63,203
                  14,500   ARM Financial Group, Inc. Cl A                216,594
                   7,300   Capital Re Corp.                              125,925
                  10,900   Frontier Insurance Group, Inc.                129,438
                  13,300   HCC Insurance Holdings, Inc.                  256,025
                   5,700   Horace Mann Educators Corp.                   132,169
                   1,500   PMI Group, Inc. (The)                          69,563
                                                                ----------------
                                                                       1,288,117
                                                                ----------------
LEISURE--1.5%
                   5,900   Department 56, Inc.(1)                        179,581
                                                                ----------------
MACHINERY & EQUIPMENT--3.4%
                  18,100   Flowserve Corp.                               281,681
                   5,200   Stanley Works (The)                           133,250
                                                                ----------------
                                                                         414,931
                                                                ----------------

                                               See Notes to Financial Statements


20   1-800-345-2021


Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES--0.4%
                   5,800   Hologic, Inc.(1)                              $50,931
                                                                ----------------
METALS & MINING--1.2%
                  11,200   Arch Coal Inc.                                148,400
                                                                ----------------
PAPER & FOREST PRODUCTS--1.4%
                   4,400   Rayonier, Inc.                                176,275
                                                                ----------------
PHARMACEUTICALS--0.9%
                  14,700   Perrigo Co.(1)                                106,116
                                                                ----------------
PRINTING & PUBLISHING--1.9%
                  11,900   Banta Corp.                                   226,100
                                                                ----------------
RESTAURANTS--4.0%
                  18,600   Sbarro, Inc.(1)                               492,900
                                                                ----------------
RETAIL (GENERAL MERCHANDISE)--1.2%
                  15,500   Duckwall-ALCO Stores, Inc.(1)                 150,156
                                                                ----------------
TEXTILES & APPAREL--1.0%
                  11,600   Fruit of the Loom, Inc.(1)                    120,350
                                                                ----------------
TOBACCO--0.7%
                   7,300   Schweitzer-Mauduit International, Inc.         83,950
                                                                ----------------

Shares                                                         Value
-------------------------------------------------------------------------------

TRANSPORTATION--1.5%
                   4,900   XTRA Corp.                                   $187,731
                                                                ----------------
UTILITIES--10.9%
                  14,100   AGL Resources Inc.                            247,631
                   9,700   CTG Resources, Inc.                           234,013
                  12,300   Cascade Natural Gas Corp.                     183,731
                   4,000   IDACORP, Inc.                                 117,500
                  17,600   Maine Public Service Co.                      239,800
                   7,200   Northwest Natural Gas Co.                     158,400
                   4,700   People's Energy Corp.                         151,869
                                                                ----------------
                                                                       1,332,944
                                                                ----------------
TOTAL COMMON STOCKS                                                   12,064,584
                                                                ----------------
   (Cost $12,452,362)

CONVERTIBLE PREFERRED STOCKS--1.1%

UTILITIES
                   7,500   Avista Corp., $1.24                           128,438
                                                                ----------------
   (Cost $140,672)

TOTAL INVESTMENT SECURITIES--100.0%                                  $12,193,022
                                                                ================
   (Cost $12,593,034)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                   www.americancentury.com   21


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

MARCH 31, 1999

                                               VALUE         EQUITY INCOME      SMALL CAP VALUE
ASSETS
Investment securities--
   unaffiliated, at value
   (identified cost of
   $1,847,501,258, $328,710,219,
   and $12,593,034, respectively)
   (Note 3) ..........................   $ 1,664,506,281    $   311,597,740    $    12,193,022
Investment securities--affiliated,
   at value (identified cost of
   $92,497,463) (Note 5) .............       145,545,356               --                 --
Cash .................................              --              337,510            131,814
Receivable for investments sold ......        25,411,281          4,057,191            323,714
Dividends and interest receivable ....         2,481,517            935,612             14,294
                                         ---------------    ---------------    ---------------
                                           1,837,944,435        316,928,053         12,662,844
                                         ---------------    ---------------    ---------------
LIABILITIES
Disbursements in excess
   of demand deposit cash ............         1,176,262               --                 --
Payable for investments
   purchased .........................        23,305,249          4,748,028            253,210
Payable for capital
   shares redeemed ...................         1,926,430            420,292               --
Accrued management fees (Note 2) .....         1,551,042            264,455             13,354
Distribution fees payable (Note 2) ...            11,195              2,402               --
Service fees payable (Note 2) ........            11,195              2,402               --
Payable for directors' fees
 and expenses ........................             1,669                288                 11
                                         ---------------    ---------------    ---------------
                                              27,983,042          5,437,867            266,575
                                         ---------------    ---------------    ---------------

Net Assets ...........................   $ 1,809,961,393    $   311,490,186    $    12,396,269
                                         ===============    ===============    ===============

NET ASSETS CONSIST OF:

Capital (par value and
   paid-in surplus) ..................   $ 1,937,672,109    $   322,128,753    $    12,813,661
Undistributed net
   investment income .................           259,057             71,907             22,512
Accumulated undistributed
   net realized gain (loss)
   on investments ....................         1,977,311          6,402,005            (39,892)
Net unrealized depreciation
   on investments (Note 3) ...........      (129,947,084)       (17,112,479)          (400,012)
                                         ---------------    ---------------    ---------------
                                         $ 1,809,961,393    $   311,490,186    $    12,396,269
                                         ===============    ===============    ===============

Investor Class
Net assets ...........................   $ 1,719,366,894    $   296,585,268    $    11,410,316
Shares outstanding ...................       297,851,438         49,851,485          2,412,196
Net asset value per share ............   $          5.77    $          5.95    $          4.73

Advisor Class
Net assets ...........................   $    54,276,538    $    12,250,983                N/A
Shares outstanding ...................         9,404,576          2,059,576                N/A
Net asset value per share ............   $          5.77    $          5.95                N/A

Institutional Class
Net assets ...........................   $    36,317,961    $     2,653,935    $       985,953
Shares outstanding ...................         6,285,391            445,883            208,198
Net asset value per share ............   $          5.78    $          5.95    $          4.74

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                               See Notes to Financial Statements


22   1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1999 (EXCEPT AS NOTED)

                                              VALUE      EQUITY INCOME   SMALL CAP VALUE(1)
INVESTMENT INCOME
Income:
Dividends (including $2,355,645
   from affiliates for Value) .......   $  46,911,892    $  10,817,840    $     126,393
Interest ............................       2,593,733        3,051,456           13,978
                                        -------------    -------------    -------------
                                           49,505,625       13,869,296          140,371
                                        -------------    -------------    -------------
Expenses (Note 2):
Management fees .....................      22,425,941        3,205,816           76,254
Distribution fees--Advisor Class ....         131,432           11,335             --
Service fees--Advisor Class .........         131,432           11,335             --
Directors' fees and expenses ........          21,018            2,824               64
                                        -------------    -------------    -------------
                                           22,709,823        3,231,310           76,318
                                        -------------    -------------    -------------

Net investment income ...............      26,795,802       10,637,986           64,053
                                        -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS (NOTE 3)
Net realized gain on investments
  (includes $25,649,912 from
   affiliates for Value) ............     195,098,537       31,755,781           65,026
Change in net unrealized
   appreciation (depreciation)
   on investments ...................    (486,683,191)     (45,429,913)        (400,012)
                                        -------------    -------------    -------------
Net realized and unrealized
   loss on investments ..............    (291,584,654)     (13,674,132)        (334,986)
                                        -------------    -------------    -------------

Net Decrease in Net Assets
   Resulting from Operations ........   $(264,788,852)   $  (3,036,146)   $    (270,933)
                                        =============    =============    =============

(1) July 31, 1998 (inception) through March 31, 1999.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                   www.americancentury.com   23


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 1999 AND MARCH 31, 1998 (EXCEPT AS NOTED)

Increase (Decrease) in Net Assets:

                                                    VALUE                        EQUITY INCOME         SMALL CAP VALUE(1)
                                            1999              1998            1999           1998             1999
                                            ----              ----            ----           ----             ----
OPERATIONS
Net investment
   income .........................  $    26,795,802   $    31,216,696   $  10,637,986   $   9,506,265   $     64,053
Net realized
   gain on
   investments ....................      195,098,537       419,764,609      31,755,781      49,744,589         65,026
Change in net
   unrealized
   appreciation
  (depreciation)
   on investments .................     (486,683,191)      310,602,812     (45,429,913)     25,833,808       (400,012)
                                     ---------------   ---------------   -------------   -------------   ------------
Net increase
   (decrease) in
   net assets
   resulting from
   operations .....................     (264,788,852)      761,584,117      (3,036,146)     85,084,662       (270,933)
                                     ---------------   ---------------   -------------   -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................      (27,029,374)      (29,498,922)    (10,625,704)     (9,206,671)       (37,689)
  Advisor Class ...................         (556,573)         (420,009)       (199,229)        (13,405)          --
  Institutional
      Class .......................         (232,110)          (18,264)        (26,713)           --           (3,852)
From net realized gains on
investment transactions:
  Investor Class ..................     (334,647,261)     (352,185,079)    (43,173,325)    (43,456,913)       (56,049)
  Advisor Class ...................       (8,157,990)       (6,260,211)       (824,603)        (85,009)          --
  Institutional
      Class .......................       (2,250,870)         (100,640)           (700)           --           (8,977)
In excess of net
 realized gains on
investment transactions:
  Investor Class ..................             --                --              --              --          (39,892)
                                     ---------------   ---------------   -------------   -------------   ------------
Decrease in net
   assets from
   distributions ..................     (372,874,178)     (388,483,125)    (54,850,274)    (52,761,998)      (146,459)
                                     ---------------   ---------------   -------------   -------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase
   (decrease) in
   net assets from
   capital share
   transactions ...................     (327,999,543)      629,690,858      12,684,149     124,963,100     12,813,661
                                     ---------------   ---------------   -------------   -------------   ------------
Net increase
   (decrease) in
   net assets .....................     (965,662,573)    1,002,791,850     (45,202,271)    157,285,764     12,396,269

NET ASSETS
Beginning
   of period ......................    2,775,623,966     1,772,832,116     356,692,457     199,406,693           --
                                     ---------------   ---------------   -------------   -------------   ------------

End of period .....................  $ 1,809,961,393   $ 2,775,623,966   $ 311,490,186   $ 356,692,457   $ 12,396,269
                                     ===============   ===============   =============   =============   ============

Undistributed
   net investment
   income .........................  $       259,057   $     1,281,312   $      71,907   $     285,567   $     22,512
                                     ===============   ===============   =============   =============   ============

(1)  July 31, 1998 (inception) through March 31, 1999.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations-a summary of the Statement of Operations from the previous page for the most recent period
* distributions-income and gains distributed to shareholders
* share transactions-shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                               See Notes to Financial Statements


24   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Value Fund (Value), Equity Income Fund (Equity Income), and Small Cap Value Fund (Small Cap Value) (the funds) are three of the five funds issued by the corporation. Each fund is diversified under the 1940 Act. The investment objective of Value is long-term capital growth. Income is a secondary objective. Value seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase. The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. Equity Income seeks to achieve its objectives by investing primarily in income-producing equity securities. The investment objective of Small Cap Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing primarily in equity securities of companies with smaller market capitalizations that management believes to be undervalued at the time of purchase. The funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class for Equity Income commenced on July 8, 1998. Sale of the Investor Class and Institutional Class for Small Cap Value commenced on July 31, 1998 and October 26, 1998, respectively. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at March 31, 1999.

     REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.


                                                   www.americancentury.com   25


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

     For the five month period ended March 31, 1999, Value and Equity Income incurred net capital losses of $26,479,648 and $2,296,664, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. For Value and Equity Income, the annual management fee for each class is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively. For Small Cap Value the annual management fee for each class is 1.25%, 1.00% and 1.05% for the Investor, Advisor, and Institutional Classes, respectively.

     The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the period were $262,864 for Value and $22,670 for Equity Income.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.


26   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, exluding short-term investments, for the year ended March 31, 1999 for Value and Equity Income and for the period July 31, 1998 (inception) through March 31, 1999 for Small Cap Value, were as follows:

                             VALUE          EQUITY INCOME      SMALL CAP VALUE
Purchases               $2,836,891,803      $567,703,755         $26,067,435
Proceeds from sales     $3,474,513,927      $593,700,635         $13,539,428

  On March 31, 1999, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             VALUE          EQUITY INCOME      SMALL CAP VALUE
Appreciation               $52,528,224        $8,165,884            $160,326
Depreciation              (206,271,989)      (28,704,059)         (1,108,750)
                         ---------------   ---------------    ---------------
Net                      $(153,743,765)     $(20,538,175)          $(948,424)
                         ===============   ===============    ===============
Federal Tax Cost        $1,963,795,402      $332,135,915         $13,141,446
                         ===============   ===============    ===============


                                                 www.americancentury.com    27


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   All shares are $0.01 par value. Transactions in shares of the funds were as follows:

                                VALUE                       EQUITY INCOME                       SMALL CAP VALUE
                        SHARES          AMOUNT          SHARES          AMOUNT               SHARES          AMOUNT
INVESTOR CLASS
Shares authorized    400,000,000                     125,000,000                           50,000,000
                   ===============                 ===============                       ===============
Year ended
   March 31, 1999(1)
Sold                 118,264,078     $794,918,831     28,666,383    $190,764,951            3,844,651      $18,830,986
Issued in
   reinvestment
  of distributions    59,242,080      356,864,255      8,142,886      50,735,119               27,162          131,361
Redeemed            (230,575,028)  (1,525,819,152)   (36,724,976)   (244,017,477)          (1,459,617)      (7,153,176)
                   ---------------  ---------------  ---------------  ---------------  ---------------   ---------------
Net increase
   (decrease)        (53,068,870)   $(374,036,066)        84,293     $(2,517,407)           2,412,196       $11,809,171
                   ===============  ===============  ===============  ===============  ===============   ===============
Year ended
   March 31, 1998
Sold                 162,037,493   $1,197,248,350     30,476,816       $213,669,697
Issued in
   reinvestment
   of distributions   54,825,636      376,881,079      7,535,443         49,977,058
Redeemed            (131,065,528)    (969,702,459)   (19,830,504)      (139,373,450)
                  ---------------  ---------------  ---------------  ---------------
Net increase          85,797,601     $604,426,970     18,181,755       $124,273,305
                  ===============  ===============  ===============  ===============

ADVISOR CLASS
Shares authorized     75,000,000                      50,000,000
                  ===============                  ===============
Year ended
   March 31, 1999
Sold                   4,304,387      $28,157,965      2,102,548         $13,417,012
Issued in
   reinvestment of
   distributions       1,441,856        8,673,389        144,320             892,686
Redeemed              (3,600,008)     (23,899,178)      (289,382)         (1,821,300)
                  ---------------  ---------------  ---------------  ---------------
Net increase           2,146,235      $12,932,176      1,957,486         $12,488,398
                  ===============  ===============  ===============  ===============
Year ended
   March 31, 1998
Sold                   4,634,814      $33,569,674        101,186            $704,986
Issued in
   reinvestment of
   distributions         973,367        6,679,660          14,797             97,687
Redeemed              (2,796,876)     (20,393,769)        (16,803)          (112,878)
                  ---------------  ---------------  ---------------  ---------------
Net increase           2,811,305      $19,855,565          99,180           $689,795
                  ===============  ===============  ===============  ===============

INSTITUTIONAL CLASS
Shares authorized     50,000,000                       25,000,000                            25,000,000
                  ===============                   ===============                       ===============
Year ended
   March 31, 1999(2)
Sold                   6,519,460      $40,062,309         442,110          $2,690,641           211,202         $1,020,384
Issued in
   reinvestment of
   distributions         407,798        2,446,081           3,773              22,517             2,655             12,829
Redeemed              (1,410,565)      (9,404,043)             --              --                (5,659)           (28,723)
                   ---------------  ---------------  ---------------  ---------------    ---------------   ---------------
Net increase           5,516,693      $33,104,347         445,883          $2,713,158           208,198         $1,004,490
                   ===============  ===============  ===============  ===============    ===============   ===============
Period ended
  March 31, 1998(3)
Sold                     751,577       $5,289,526
Issued in
   reinvestment of
   distributions          17,134          118,897
Redeemed                     (13)           (100)
                  ---------------  ---------------
Net increase             768,698       $5,408,323
                  ===============  ===============

(1)  Sale of the Investor Class commenced on July 31, 1998 for Small Cap Value.

(2) Sale of the Institutional Class commenced on July 8, 1998 for Equity Income and October 26, 1998 for Small Cap Value.

(3)  Sale of the Institutional Class commenced on July 31, 1997 for Value.


28   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 1999, follows:

                       SHARE BALANCE    PURCHASE      SALES       REALIZED       DIVIDEND           MARCH 31, 1999
FUND/ISSUER               3/31/98         COST        COST       GAIN (LOSS)      INCOME     SHARE BALANCE     MARKET VALUE
VALUE
Flowserve Corp.                --    $41,036,203     $558,488    $(135,002)      $519,666      2,083,300       $32,421,356
Giant Food Inc. Cl A    3,122,900             --   98,397,805   35,562,060        624,580             --                --
GTECH Holdings Corp.    1,213,900     35,451,630   13,265,486   (1,838,798)            --      2,000,000        48,750,000
Lab Holdings Inc.         420,000             --           --            --       504,000        420,000         7,035,000
Superior Industries
   International, Inc.  2,024,200     13,002,140    6,219,150     (132,907)       707,399      2,292,000        53,289,000
Swift Energy Co.        1,103,700      3,007,490   16,488,605   (7,805,441)            --        480,000         4,050,000
                                     -----------   -----------  -----------   -----------                      -----------
                                     $92,497,463 $134,929,534  $25,649,912     $2,355,645                     $145,545,356
                                     ===========   ===========  ===========   ===========                      ===========

--------------------------------------------------------------------------------
6. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through March 31, 1999.

--------------------------------------------------------------------------------
7. FUND EVENTS

  The following name changes became effective March 1, 1999.

         NEW NAMES                    FORMER NAMES
  FUND:  Value Fund                   American Century Value Fund
  FUND:  Equity Income Fund           American Century Equity Income Fund
  FUND:  Small Cap Value Fund         American Century Small Cap Value Fund


                                                   www.americancentury.com   29


Value--Financial Highlights
--------------------------------------------------------------------------------

                                                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31
                                                                        Investor Class
                                                 1999              1998              1997              1996             1995
PER-SHARE DATA
Net Asset Value, Beginning of Year ....... $        7.73     $        6.58     $        6.32     $        5.46     $        4.98
                                           -------------     -------------     -------------     -------------     -------------
Income From Investment Operations
  Net Investment Income(1) ...............          0.08              0.10              0.12              0.13              0.12
  Net Realized and Unrealized Gain
(Loss)
  on Investment Transactions .............         (0.80)             2.35              0.87              1.34              0.75
                                           -------------     -------------     -------------     -------------     -------------
  Total From Investment Operations .......         (0.72)             2.45              0.99              1.47              0.87
                                           -------------     -------------     -------------     -------------     -------------
Distributions
  From Net Investment Income .............         (0.09)            (0.10)            (0.12)            (0.12)            (0.12)
  In Excess of Net Investment Income .....          --                --               --(2)             (0.01)             --
  From Net Realized Gains on
      Investment Transactions ............         (1.15)            (1.20)            (0.61)            (0.48)            (0.27)
                                           -------------     -------------     -------------     -------------     -------------
  Total Distributions ....................         (1.24)            (1.30)            (0.73)            (0.61)            (0.39)
                                           -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of Year ............. $        5.77     $        7.73     $        6.58     $        6.32     $        5.46
                                           =============     =============     =============     =============     =============
  Total Return(3) ........................         (9.88)%           39.94%            15.92%            28.06%            18.56%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets .................          1.00%             1.00%             1.00%             0.97%             1.00%
Ratio of Net Investment Income
   to Average Net Assets .................          1.19%             1.38%             1.86%             2.17%             2.65%
Portfolio Turnover Rate ..................           130%              130%              111%              145%               94%
Net Assets, End of Year (in thousands) ... $   1,719,367     $   2,713,562     $   1,743,582     $     881,885     $     348,281

(1)  Computed using average shares outstanding throughout the period.

(2)  Per share amount was less than $0.005.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

----------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


30   1-800-345-2021


Value--Financial Highlights
--------------------------------------------------------------------------------

   FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                             Advisor Class
                                                   1999           1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......   $     7.73     $     6.58     $     6.71
                                               ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income(2) .................         0.06           0.08           0.05
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................        (0.80)          2.35           0.48
                                               ----------     ----------     ----------
  Total From Investment Operations .........        (0.74)          2.43           0.53
                                               ----------     ----------     ----------
Distributions
  From Net Investment Income ...............        (0.07)         (0.08)         (0.05)
  In Excess of Net Investment Income .......         --             --            --(3)
  From Net Realized Gains on
   Investment Transactions .................        (1.15)         (1.20)         (0.61)
                                               ----------     ----------     ----------
  Total Distributions ......................        (1.22)         (1.28)         (0.66)
                                               ----------     ----------     ----------
Net Asset Value, End of Period .............   $     5.77     $     7.73     $     6.58
                                               ==========     ==========     ==========
  Total Return(4) ..........................       (10.09)%        39.60%          8.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ...................         1.25%          1.25%          1.25%(5)
Ratio of Net Investment Income
   to Average Net Assets ...................         0.94%          1.13%          1.50%(5)
Portfolio Turnover Rate ....................          130%           130%           111%
Net Assets, End of Period (in thousands) ...   $   54,277     $   56,118     $   29,250

(1)  October 2, 1996 (commencement of sale) through March 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                    www.americancentury.com   31


Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                             Institutional Class
                                                            1999           1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................$     7.73     $     7.84
                                                        ----------     ----------

Income From Investment Operations
  Net Investment Income(2) .............................      0.10           0.15
  Net Realized and Unrealized Gain (Loss) on
   Investment Transactions .............................     (0.80)          1.02
                                                        ----------     ----------
  Total From Investment Operations .....................     (0.70)          1.17
                                                        ----------     ----------
Distributions
  From Net Investment Income ...........................     (0.10)         (0.08)
                                                        ----------     ----------
  From Net Realized Gains on Investment Transactions ...     (1.15)         (1.20)
                                                        ----------     ----------
  Total Distributions ..................................     (1.25)         (1.28)
                                                        ----------     ----------
Net Asset Value, End of Period .........................$     5.78     $     7.73
                                                        ==========     ==========

  Total Return(3) ......................................     (9.52)%        17.14%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ......      0.80%          0.80%(4)
Ratio of Net Investment Income to Average Net Assets ...      1.39%          2.97%(4)
Portfolio Turnover Rate ................................       130%           130%
Net Assets, End of Period (in thousands) ...............$   36,318     $    5,944

(1)  July 31, 1997 (commencement of sale) through March 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                               See Notes to Financial Statements


32   1-800-345-2021


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

                                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                                                   Investor Class
                                                             1999          1998          1997         1996        1995(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .................. $      7.15   $      6.31   $      6.10   $      5.42   $      5.00
                                                        -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(2) ............................        0.22          0.25          0.22          0.20          0.09
  Net Realized and Unrealized Gain (Loss) on
     Investment Transactions ..........................       (0.23)         1.99          0.75          1.13          0.44
                                                        -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ....................       (0.01)         2.24          0.97          1.33          0.53
                                                        -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ..........................       (0.23)        (0.24)        (0.21)        (0.19)        (0.09)
  In Excess of Net Investment Income ..................        --            --           --(3)         (0.01)         --
  From Net Realized Gains on Investment Transactions ..       (0.96)        (1.16)        (0.55)        (0.45)        (0.02)
                                                        -----------   -----------   -----------   -----------   -----------
  Total Distributions .................................       (1.19)        (1.40)        (0.76)        (0.65)        (0.11)
                                                        -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ........................ $      5.95   $      7.15   $      6.31   $      6.10   $      5.42
                                                        ===========   ===========   ===========   ===========   ===========
  Total Return(4) .....................................       (0.44)%       37.78%        16.24%        25.67%        10.69%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....        1.00%         1.00%         1.00%         0.98%         1.00%(5)
Ratio of Net Investment Income to Average Net Assets ..        3.31%         3.52%         3.46%         3.51%         4.04%(5)
Portfolio Turnover Rate ...............................         180%          158%          159%          170%           45%
Net Assets, End of Period (in thousands) .............. $   296,585   $   355,962   $   199,388   $   116,692   $    52,213

(1)  August 1, 1994 (inception) through March 31, 1995.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                   www.americancentury.com   33


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                         Advisor Class
                                                 1999         1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....... $     7.16   $     6.31   $     6.57
                                             ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(2) .................       0.21         0.23         0.02
  Net Realized and Unrealized Gain (Loss)
      on Investment Transactions ...........      (0.24)        2.00        (0.21)
                                             ----------   ----------   ----------
  Total From Investment Operations .........      (0.03)        2.23        (0.19)
                                             ----------   ----------   ----------
Distributions
  From Net Investment Income ...............      (0.22)       (0.22)       (0.07)
  In Excess of Net Investment Income .......       --           --          --(3)
  From Net Realized Gains on
      Investment Transactions ..............      (0.96)       (1.16)        --
                                             ----------   ----------   ----------
  Total Distributions ......................      (1.18)       (1.38)       (0.07)
                                             ----------   ----------   ----------
Net Asset Value, End of Period ............. $     5.95   $     7.16   $     6.31
                                             ==========   ==========   ==========

  Total Return(4) ..........................      (0.75)%      37.71%       (2.89)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ...................       1.25%        1.25%        1.25%(5)
Ratio of Net Investment Income
   to Average Net Assets ...................       3.06%        3.27%        1.64%(5)
Portfolio Turnover Rate ....................        180%         158%         159%
Net Assets, End of Period (in thousands) ... $   12,251   $      731   $       18

(1)  March 7, 1997 (commencement of sale) through March 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                               See Notes to Financial Statements


34   1-800-345-2021


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

                         FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
                                                           Institutional Class
                                                                     1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...........................  $    6.96
                                                                  ---------
Income From Investment Operations
  Net Investment Income(2) .....................................       0.07
  Net Realized and Unrealized Gain on Investment Transactions ..       0.06
                                                                  ---------
  Total From Investment Operations .............................       0.13
                                                                  ---------
Distributions
  From Net Investment Income ...................................      (0.18)
  From Net Realized Gains on Investment Transactions ...........      (0.96)
                                                                  ---------
  Total Distributions ..........................................      (1.14)
                                                                  ---------
Net Asset Value, End of Period .................................  $    5.95
                                                                  =========
  Total Return(3) ..............................................       1.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............       0.80%(4)
Ratio of Net Investment Income to Average Net Assets ...........       1.61%(4)
Portfolio Turnover Rate ........................................        180%
Net Assets, End of Period ......................................  $   2,654

(1)  July 8, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                                  www.americancentury.com   35


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
                                                                Investor Class
                                                                    1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........................... $     5.00
                                                                 ----------
Income From Investment Operations
  Net Investment Income(2) .....................................       0.03
  Net Realized and Unrealized Loss on Investment Transactions ..      (0.24)
                                                                 ----------
  Total From Investment Operations .............................      (0.21)
                                                                 ----------
Distributions
  From Net Investment Income ...................................      (0.02)
  From Net Realized Gains on Investment Transactions ...........      (0.02)
  In Excess of Net Realized Gains ..............................      (0.02)
                                                                 ----------
  Total Distributions ..........................................      (0.06)
                                                                 ----------
Net Asset Value, End of Period ................................. $     4.73
                                                                 ==========
  Total Return(3) ..............................................      (4.24)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............       1.25%(4)
Ratio of Net Investment Income to Average Net Assets ...........       1.02%(4)
Portfolio Turnover Rate ........................................        153%
Net Assets, End of Period (in thousands) ....................... $   11,410

(1)  July 31, 1998 (inception of fund and class) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

----------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


36   1-800-345-2021


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
                                                             Institutional Class
                                                                       1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............................  $  4.83
                                                                    -------
Income From Investment Operations
  Net Investment Income(2) .......................................     0.03
  Net Realized and Unrealized Loss on Investment Transactions ....    (0.06)
                                                                    -------
  Total From Investment Operations ...............................    (0.03)
                                                                    -------
Distributions
  From Net Investment Income .....................................    (0.02)
  From Net Realized Gains on Investment Transactions .............    (0.04)
                                                                    -------
  Total Distributions ............................................    (0.06)
                                                                    -------
Net Asset Value, End of Period ...................................  $  4.74
                                                                    =======
  Total Return(3) ................................................    (0.60)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ................     1.05%(4)
Ratio of Net Investment Income to Average Net Assets .............     1.22%(4)
Portfolio Turnover Rate ..........................................      153%
Net Assets, End of Period (in thousands) .........................  $   986

(1)  October 26, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                                  www.americancentury.com   37


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Fund, Equity Income Fund (formerly American Century Value Fund and American Century Equity Income Fund, respectively) and Small Cap Value Fund (the "Funds"), three of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 1999, and the related statements of operations for the year then ended (July 31, 1998 [inception] through March 31, 1999, for Small Cap Value Fund), the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Value Fund, Equity Income Fund and Small Cap Value Fund as of March 31, 1999, the results of their operations for the year then ended (July 31, 1998 [inception] through March 31, 1999, for the Small Cap Value Fund), the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999


38   1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                  www.americancentury.com   39


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Value, Equity Income, and Small Cap Value are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Once the management team understands why the stock's price is depressed, if the team believes the undervaluation is temporary, the stock may be purchased and held until it appreciates to fair value, when it is sold. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In all three funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may look secondarily for income when making portfolio selections.

     AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. To help increase the fund's yield and help reduce the impact of stock market value changes, currently the team maintains a relatively large percentage of assets in CONVERTIBLE SECURITIES. These are income- paying issues that may, at some later date, be converted into equity securities at favorable prices. The prices of convertibles usually do not fluctuate as much as those of common stocks, and they generally pay higher interest and dividends than common stocks. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

     AMERICAN CENTURY SMALL CAP VALUE focuses on the stocks of small companies with market capitalizations of less than the largest company in the S&P SmallCap 600/BARRA Value Index. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 INDEX is a capitalization- weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, it is intended to be a broad measure of U.S. stock market performance.

     THE S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios and, in general, share other characteristics associated with value-style stocks.

     THE LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper, Inc., is an independent mutual fund ranking service.

     THE S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

[left margin]

PORTFOLIO MANAGERS
VALUE AND EQUITY INCOME
     PHIL DAVIDSON
     SCOTT MOORE, CFA
SMALL CAP VALUE
     TODD VINGERS, CFA
     BEN GIELE, CFA


40   1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL  RETURN  figures  show the overall  percentage  change in the value of a
hypothetical   investment   in  a  fund  and  assume  that  all  of  the  fund's
distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 30-37.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market Capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth.


                                                   www.americancentury.com   41


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


42   1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                    www.americancentury.com   43


Notes
--------------------------------------------------------------------------------


44   1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation:         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:         Income & Growth
   Moderate                     Value
Strategic Allocation:         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

9905                                                   Funds Distributor, Inc.
SH-BKT-16199                     (c)1999 American Century Services Corporation

[front cover]
                                                              MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of glasses]

REAL ESTATE FUND

[american century logo(reg.sm)]
American
Century


[inside front cover]

CLASSIFYING OUR FUNDS BY OBJECTIVE AND RISK
--------------------------------------------------------------------------------

In March, American Century introduced a new and simpler way to evaluate which fund is right for you. The new system is based on a fund's objective and its risks. Funds are classified under FOUR BROAD OBJECTIVES:

*  Growth                  *  Income
*  Growth & Income         *  Capital Preservation

Funds are also divided according to RISK:

*  Aggressive              *  Moderate              *  Conservative

The risk classification is based on a number of factors, including how much a fund's share price has fluctuated in the past compared to two popular indices:

*  Standard & Poor's 500 Stock Index

*  Lehman Bros. Aggregate Bond Index

Aggressive funds tend to fluctuate more than the S&P 500 Index. Moderate funds tend to fluctuate less than the S&P 500, but more than the Lehman Index. Conservative funds tend to fluctuate less than the Lehman Index.

NEW, SIMPLER FUND NAMES

We also simplified the names of our funds. For example,

OLD FUND NAME                               NEW FUND NAME
American Century-Twentieth Century Ultra    American Century Ultra
American Century-Benham GNMA Fund           American Century GNMA Fund

These changes should make investing more convenient and understandable for you.

Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

--------------------------------------------------------------------------------
WHAT'S NEW...

               Our new fund guide, Investing with American Century, will help you navigate through our selection of funds. This helpful booklet includes information about risk levels, objectives, investment styles and strategies.

               American Century Catalog of Tools & Services lists all the free educational materials available to investors.

               FUND PROFILES are now available for many American Century funds when you request information about a fund. Profiles are short pamphlets that follow a standard SEC format and are intended to help you easily compare our funds with other companies' funds. When you invest you will receive a full prospectus, which contains more detailed information about your new fund.

               To order any of these materials, please call 1-800-345-2021.

[left margin]

REAL ESTATE
(REACX)
-----------------------------------------------------------------------------




Our Message to You
-----------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     These are unusual times in the equity markets. While the fortunes of a few large growth stocks flourish, the vast majority of stocks languish -- to the frustration of portfolio managers and shareholders alike.

     The fiscal year for American Century Real Estate Fund ended March 31, 1999, and it is safe to say this was a tough 12 months. Although the performance of publicly traded real estate investment trusts (REITs) picked up just as the year ended, these stocks were still selling at considerable discounts to the appraised value of their underlying properties, and sporting substantial yields. Given the popular pessimism about REIT investing, and the bargains our portfolio team is finding, this may be a good time to give the fund a closer look. We remain firm believers that REITs will return to favor.

     On the corporate front, this was an exciting year at American Century. For one, we consolidated all our funds under the American Century name. While we are sorry to lose the venerable Twentieth Century and Benham names, we believe the American Century nameplate makes it simpler for you to identify your funds.

     We also reclassified our entire family of 71 funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds arranged by their new classifications is on the inside back cover.

     We also continued to expand the American Century investment team, which has doubled over the last three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group. Performance is too hard-won, and our business too competitive, not to do so.

     Speaking of performance, take a look at our enhanced Web site. Among the new features are daily fund information, including performance and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You also can sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, a quick update on Year 2000. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board
                                         and Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
REAL ESTATE
   Performance ..............................................................  4
   Management Q&A ...........................................................  5
   Fund Allocation ..........................................................  5
   Top Ten Holdings .........................................................  6
   Portfolio at a Glance ....................................................  6
   Types of Investments .....................................................  7
   Schedule of Investments ..................................................  8
   Financial Highlights ..................................................... 16
FINANCIAL STATEMENTS
   Statement of Assets and Liabilities ......................................  9
   Statement of Operations .................................................. 10
   Statements of Changes in Net Assets ...................................... 11
   Notes to Financial Statements ............................................ 12
   Independent Auditor's Report ............................................. 19
OTHER INFORMATION
   Share Class and Retirement Account Information ........................... 20
   Background Information
      Investment Philosophy and Policies .................................... 21
      Fund Management Team .................................................. 21
      Fund Background ....................................................... 21
      Comparative Indices ................................................... 21
      Portfolio Managers .................................................... 21
   Glossary ................................................................. 22


                                                  www.americancentury.com     1




Report Highlights
-----------------------------------------------------------------------------

MARKET PERSPECTIVE

* The year ended March 31, 1999, was a volatile period for the U.S. stock market. The domestic economy demonstrated strong growth throughout 1998 and the first quarter of 1999. However, deteriorating global economic and financial conditions ignited investor anxiety and fueled a sharp correction in the third quarter of 1998.

* For most of the year, returns remained concentrated in a handful of large, well-known companies.

* The strength of these large growth stocks lifted most popular stock averages. The Standard & Poor's 500 Index gained 18.42%, and the NASDAQ Composite was up 34.10%. The Dow Jones Industrials crossed 10,000 for the first time. However, small- and mid-cap stocks did not fare as well.

* Real estate stocks suffered along with value and smaller stocks, even though the fundamentals of the commercial real estate market are favorable -- demand for office space is strong and occupancy rates are high.

REAL ESTATE FUND

* American Century Real Estate (ACRE) was down 21.04% for the 12 months ended March 31, 1999, compared to a loss of 19.66% for its benchmark, the Wilshire REIT Index.

* The real estate climate remains positive with new supply approximating demand in most markets. Occupancy rates remained high, generating solid rent growth. REIT stocks are trading at a discount of more than 10% to the underlying value of their properties.

* We continue to see opportunities in REITs that invest in office buildings, especially properties located in the dynamic West Coast and Northeast markets where occupancy rates are high. Hotel REITs that invest in upscale, full-service hotels in urban areas also performed well.

* Retail REITs were negatively impacted by a perception on Wall Street that Internet sales will eliminate the need for brick-and-mortar retail outlets. However, the reality is that demand for retail space is still strong.

* Looking ahead, we believe the real estate sector offers strong internal growth and high yield potential.

[left margin]

"WE CONTINUE TO SEE OPPORTUNITIES IN REITS THAT INVEST IN OFFICE BUILDINGS, ESPECIALLY PROPERTIES LOCATED IN THE DYNAMIC WEST COAST AND NORTHEAST MARKETS WHERE OCCUPANCY RATES ARE HIGH."

                REAL ESTATE(1)
                    (REACX)
TOTAL RETURNS:             AS OF 3/31/99
    6 Months                      -4.42%(2)
    1 Year                       -21.04%
INCEPTION DATE:                  9/21/95
NET ASSETS:               $137.0 million(3)

(1) Investor Class.
(2) Not annualized.
(3) Includes Investor, Advisor and Institutional classes.

Investment terms are defined in the Glossary on pages 22-23.


2     1-800-345-2021




Market Perspective from Mark Mallon
-----------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

BEHIND THE NUMBERS

     The fiscal year for American Century Real Estate Fund (ACRE) ended March 31, 1999. Although the real estate market, including real estate investment trusts (REITs) struggled, it was a good year for the most popular stock averages. The Standard & Poor's 500 Index gained 18.42%; the NASDAQ Composite, powered by technology stocks, was up a whopping 34.10%; and the Dow Jones 30 Industrials rose 13.16%. All three scored record highs, and the Dow Jones Industrials crossed 10,000 for the first time ever.

     Hidden in the numbers, however, was the sharp correction at mid-year, which ended only after the Federal Reserve Board lowered interest rates three times in rapid succession and successfully stabilized global markets that were reeling from economic crises in Asia, Latin America and Russia. Also hidden was the market's narrow leadership, which for the most part was confined to large growth stocks. For example, the S&P MidCap 400 Index, a benchmark for midsize companies, gained just 0.45% on the year, and the S&P SmallCap 600, an index of small stocks, actually lost 19.13%. The Wilshire REIT Index, ACRE's benchmark, was down 19.66%.

WINNERS WERE FEW

     For most of the year, the biggest market winners were a handful of well-known companies. The first quarter of calendar 1999 is representative: Just five stocks generated half of the S&P 500's performance, and a mere 18 accounted for the full 100% of index returns, according to Morgan Stanley Dean Witter. (Because the S&P 500 is weighted by market value, the higher the total value of a company's stock the more it influences index results.)

BOOM TIMES AT HOME

     The Dow Industrials and the S&P 500 are not setting records in a vacuum, however. Their prices draw support from an extraordinary economy. We are experiencing the longest economic expansion in 50 years. Unemployment, inflation, and interest rates are as low as they have been in a generation. U.S. consumers, who drive two-thirds of the growth in domestic goods and services, remain confident.

REITS: ASSETS AT A DISCOUNT

     Even though the fundamentals of the commercial real estate market are very favorable, REITs -- along with most value and smaller stocks -- have had trouble competing with growth stocks. Demand for office space and housing is strong and occupancy rates are high, however. Many REITS are now trading at a discount of 10%-plus to the market value of their underlying properties. Dividend yields often exceed 7%. From a historical perspective, REITs are selling at bargain prices.

[right margin]

"MANY REITS ARE NOW TRADING AT A DISCOUNT OF 10%-PLUS TO THE MARKET VALUE OF THEIR UNDERLYING PROPERTIES."

MARKET RETURNS
FOR THE YEAR ENDED MARCH 31, 1999
S&P 500                       18.42%
WILSHIRE REIT                -19.66%
Sources: Lipper Inc. and Frank Russell Co.

[chart data shown below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED MARCH 31, 1999

           S&P 500     Wilshire REIT Index
3/31/98     1.00             1.00
4/30/98     1.01             0.97
5/31/98     0.99             0.96
6/30/98     1.03             0.96
7/31/98     1.02             0.89
8/31/98     0.87             0.81
9/30/98     0.93             0.86
10/31/98    1.01             0.84
11/30/98    1.07             0.85
12/31/98    1.13             0.84
1/31/99     1.18             0.82
2/28/99     1.14             0.80
3/31/99     1.18             0.80

Value on 3/31/99
S&P 500 $1.18
Wilshire REIT $0.80


                                                  www.americancentury.com     3




ACRE--Performance
-----------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                    INVESTOR CLASS              ADVISOR CLASS            INSTITUTIONAL CLASS
                (INCEPTION 9/21/95)(1)       (INCEPTION 10/6/98)         (INCEPTION 6/16/97)
                ACRE     WILSHIRE REIT      ACRE     WILSHIRE REIT      ACRE     WILSHIRE REIT
6 MONTHS(2)    -4.42%       -6.19%           --           --           -4.29%        -6.19%
1 YEAR        -21.04%      -19.66%           --           --          -20.77%       -19.66%

AVERAGE ANNUAL RETURNS

3 YEARS        10.06%        8.30%           --           --             --         --
LIFE OF FUND   11.16%        9.12%(3)       2.25%      -5.83%(4)       -4.08%      -5.83%(5)

(1)  The  inception  date  for  RREEF  Real  Estate   Securities  Fund,   ACRE's
     predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.

(2)  Returns for periods less than one year are not annualized.

(3) Since 9/30/95, the date nearest the class's inception for which data are available.

(4) Since 10/31/98, the date nearest the class's inception for which data are available.

(5) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 20-23 for information about share classes, the Wilshire REIT Index, and returns.

[graph data shown below]

GROWTH OF $10,000 OVER LIFE OF FUND

        Real Estate Fund     Wilshire REIT Index
Date        Value                   Value
9/21/95     10,000                 10,000
12/31/95    10,500                 10,405
3/31/96     10,883                 10,686
6/30/96     11,350                 11,124
9/30/96     12,329                 11,874
12/31/96    14,784                 14,260
3/31/97     15,320                 14,404
6/30/97     16,096                 15,079
9/30/97     18,438                 16,885
12/31/97    18,510                 17,066
3/31/98     18,386                 16,895
6/30/98     17,529                 16,192
9/30/98     15,189                 14,469
12/31/98    15,159                 14,164
3/31/99     14,518                 13,573

Value on 3/31/99
ACRE $14,518
Wilshire REIT Index $13,573

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Wilshire REIT Index is provided for comparison in each graph. ACRE's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Wilshire REIT Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[graph data shown below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

           Real Estate     Wilshire REIT Index
Date         Return               Return
3/31/96       8.83                6.85
3/31/97      40.77               34.79
3/31/98      20.03               17.28
3/31/99     -21.04              -22.91

*From September 21, 1995 to March 31, 1996.


4     1-800-345-2021




ACRE -- Q&A
-----------------------------------------------------------------------------

[photo of Karen Knudson and Kim Redding]
Karen Knudson and Kim Redding, portfolio managers of ACRE

     An interview with Kim Redding and Karen Knudson, portfolio managers on the American Century Real Estate Fund investment team.

HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR?*

     For the 12 months ended March 31, 1999, ACRE was down 21.04%, compared to a decline of 19.66% for the Wilshire REIT Index, ACRE's benchmark. For the same period, the S&P 500 rose 18.42%. In the second half of the fiscal year, ACRE declined 4.42%, compared to a 6.19% loss for the Wilshire REIT Index.

     ACRE's average annual total return for the past three years was 10.06%, ranking it 10th out of 50 real estate funds tracked by Lipper Inc. For one year, the fund ranked 64th among 106 funds tracked by Lipper.

WHY HAVE PUBLICLY TRADED REAL ESTATE STOCKS AND TRUSTS CONTINUED TO UNDERPERFORM THE BROADER STOCK MARKET?

     We think the downturn in publicly traded real estate investment trusts (REITs) continues to be capital driven -- the result of investors moving out of the sector and into large growth stocks rather than a reflection of real estate fundamentals. The real estate climate remains positive with new supply approximating demand for space in most markets. There are a few pockets of overbuilding, but not a general trend. Occupancy rates remain high, generating solid rent growth. We are currently enjoying a good environment for sustained attractive property returns.

     The recent broader stock market gains have been driven mainly by a relatively few large growth companies. Many other companies have languished. Unfortunately, REITs have been part of the many-other-company group.

     In a trend that has gone on since October 1997, REIT share prices have been declining in value as investors have pulled money from REIT stocks.

     However, funds from operations, or FFO (the most commonly used measure of earnings performance), grew 9.57% on average for the REITs in the portfolio this year.

IN OTHER WORDS, REIT FUNDAMENTALS LOOK GOOD, IN SPITE OF THE PRICE DECLINE?

     Yes. We are seeing a divergence between the performance of REIT stocks and the rising value of the underlying properties owned by the REITs. Currently, you can buy real estate at a discount by purchasing REITs.

     As evidence of the divergence, an index of $64 billion of property directly owned by institutions tracked by the National Council of Real Estate Investment Fiduciaries (NCREIF) rose 16% in 1998, while the Wilshire REIT Index declined 17%. NCREIF's index has not yet been updated through the first quarter of 1999 because of a lengthy appraisal process.

[right margin]

"CURRENTLY, YOU CAN BUY REAL ESTATE AT A DISCOUNT BY PURCHASING REITS."

[pie chart data shown below]

FUND ALLOCATION
AS OF MARCH 31, 1999
Office                     32%
Mall & Shopping Center     21%
Multi-Family Residential   19%
Industrial                 10%
Hotel                       9%
Other                       9%


[pie chart data shown below]
REIT MARKET ALLOCATION
AS OF MARCH 31, 1999
Office                     26%
Mall                       11%
Multi-Family Residential   21%
Industrial                 10%
Shopping Center             9%
Hotel                       8%
Self-Storage                5%
Other                      10%

*All fund returns referenced in this interview are for Investor Class shares.


                                                  www.americancentury.com     5




ACRE--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

     We estimate that most property sectors of the REIT market trade at a discount greater than 10% to the underlying value of their properties. In some cases, the discount is as high as 50%. The REIT market is now trading on a price-to-forward earnings multiple of 8.5, the lowest in more than 13 years. Plus, the average REIT dividend yield of 7.5% is the highest it's been in more than five years. In spite of these statistics, REIT stocks continued to perform poorly.

WHAT CHANGES HAVE YOU MADE TO ACRE'S PORTFOLIO TO RESPOND TO THE REIT MARKET?

     We continue to see opportunities in the office sector. As a matter of fact, four of our top five holdings were office companies: Mack-Cali Realty Corp., Arden Realty, Inc., CarrAmerica Realty Corp. and Equity Office Properties Trust

     We have used this opportunity to continue to add to REITs that have strong internal growth because their properties are located in dynamic markets. The best example is our overweighting in office REITs, especially those with substantial exposure to the healthy West Coast and Northeast markets. Arden Realty and Kilroy Realty Corp. provide West Coast office property exposure, while Mack-Cali and SL Green Realty Corp. have large Northeast holdings.

     Another REIT we added to was Simon DeBartolo Group, Inc., a regional mall company, which was the number-one holding. DeBartolo Group is the largest owner-operator of regional malls in the country and has completed portfolio acquisitions that enhance its dominant position. Its portfolio gives the company a strong bargaining position when negotiating terms with its national and regional retail tenants.

WHICH COMPANIES CONTRIBUTED MOST TO ACRE'S PERFORMANCE?

     Over the past six months, office REITs Mack-Cali, Arden and CarrAmerica all turned in positive performance because these companies hold properties in strong markets with high occupancy rates. That, in turn, generates revenue and growth in funds from operations.

     For example, Arden -- a Southern California-based office REIT with assets mainly located in Los Angeles and San Diego -- experienced a good rebound since the third quarter of 1998. Demand for office space in its markets is pushing rents up at a healthy 8% annual rate.

     ACRE's hotel holdings -- Meristar Hotels & Resorts, Host Marriott Corp. and Starwood Hotels & Resorts Worldwide -- all were positive performers relative to both the benchmark and the hotel sector. These companies mainly operate upscale, full-service hotels in urban areas that do not face as much competition as limited service hotel chains, and thus were able to perform better than the sector as a whole.

WHICH STOCKS OR SECTORS HURT PERFORMANCE?

     There has been quite a significant rotation in the sectors over the two halves of the fiscal year. In the first half, office buildings and hotels were at the bottom of the barrel, while regional malls and retail companies did well. Except for hotels, the situation has flip-flopped over the last six months.

     The regional mall and retail REIT sectors did not perform well during the last six months for two reasons. First, some investors seem to have a bleak outlook for the sector because of the threat from on-line commerce. Investors

[left margin]

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                         AS OF     AS OF
                                       3/31/99   9/30/98
   SIMON DEBARTOLO GROUP, INC.           6.0%      4.9%
   MACK-CALI REALTY CORP.                5.7%      5.6%
   ARDEN REALTY, INC.                    5.0%      4.3%
   CARRAMERICA REALTY CORP.              4.8%      4.1%
   EQUITY OFFICE PROPERTIES TRUST        4.6%      0.7%
   PUBLIC STORAGE, INC.                  4.4%      2.0%
   GENERAL GROWTH PROPERTIES, INC.       4.4%      4.5%
   MERISTAR HOSPITALITY CORP.            4.0%      3.6%
   AVALON BAY COMMUNITIES, INC.          3.8%      4.7%
   EQUITY RESIDENTIAL PROPERTIES TRUST   3.7%      1.9%

PORTFOLIO AT A GLANCE
                                       3/31/99   3/31/98
NO. OF COMPANIES                          41        40
MEDIAN REIT FFO(1) RATIO                 12.76     12.4
MEDIAN MARKET CAPITALIZATION             $1.0      $817
                                       BILLION   MILLION
PORTFOLIO TURNOVER                        66%      28%(2)
EXPENSE RATIO (FOR INVESTOR CLASS)       1.20%    1.15%(3)

(1)  Funds from operations.
(2)  Five months ended 3/31/98.
(3)  After expense waiver. Annualized.

Investment terms are defined in the Glossary on pages 22-23.


6     1-800-345-2021




ACRE--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

fear that the Internet may snatch sales away from tenants in these properties, and that ultimately will reduce demand for retail space. Second, many retail REITs traditionally have a larger number of vacancies in the first quarter because retailers usually do not want to move until after the Christmas shopping season ends.

     ACRE's retail holdings are relatively small, so the impact of the sector's underperformance was minimized. One of the worst performers was retail REIT Developers Diversified Realty Corp. Along with the negative overall retail REIT climate, Developers Diversified was hurt by the high amount of debt on its books.

WHAT IS YOUR OUTLOOK FOR BOTH THE GENERAL REAL ESTATE MARKET AND FOR PUBLICLY HELD REITS?

     We believe the outlook for real estate is healthy and that the asset value of REIT holdings will continue to rise over the next year. Because of a very low stock valuation, Irvine Apartment Communities Inc. (not an ACRE holding), will be taken private near its full net asset value. Two other apartment REITs have received bids from investors who want to take them private. As these companies are being bought near full asset value, buying REIT stocks at a discount now offers both strong dividend yields and, perhaps, additional benefits over time if this consolidation continues.

     Although investors have recently sold off retail REITs because of fears that Internet sales will damage that sector, a recent Merrill Lynch study demonstrates that the reality is quite different, and predicts on-line sales will not surpass traditional retail sales for many years. The study projects that sales over the Internet, excluding cars and airline tickets, will grow from $8 billion in 1998 to $100 billion in the year 2003, or just 4% of the $2.3 trillion in total retail sales projected for that year (assuming the total pie will grow about 4% annually). After surveying 36 retail REIT tenants, the study found that these retailers plan to open more stores in 1999 than they did last year. The reality is that leasing demand for retail space has been strong and occupancy rates are high.

     As a result, we believe that the positive real estate environment should help public real estate companies grow earnings at 8-10% in 1999 -- a very healthy rate.

[right margin]

"... WE BELIEVE THAT THE POSITIVE REAL ESTATE ENVIRONMENT SHOULD HELP PUBLIC REAL ESTATE COMPANIES GROW EARNINGS AT 8-10% IN 1999 -- A VERY HEALTHY RATE."

[pie chart data shown below]

TYPES OF INVESTMENTS IN THE PORTFOLIO
AS OF MARCH 31, 1999
Common Stocks             100%

AS OF SEPTEMBER 30, 1998
Common Stocks              96%
Temporary Investments       4%


                                                 www.americancentury.com      7




ACRE--Schedule of Investments
-----------------------------------------------------------------------------

MARCH 31, 1999

Shares                                                          Value
-----------------------------------------------------------------------------
COMMON STOCKS -- 100%

DIVERSIFIED COMPANIES -- 4.3%
     173,700  Crescent Real Estate Equities Co.                   $  3,734,550
     142,600  Developers Diversified Realty Corp.                    2,040,963
       6,565  Vornado Operating Co.(1)                                  39,390
                                                                  -------------
                                                                     5,814,903
                                                                  -------------
HOTELS -- 9.3%
      14,710  Crestline Capital Corp.(1)                               226,166
      27,000  FelCor Lodging Trust Inc.                                626,063
     272,497  Host Marriott Corp.                                    3,031,529
     299,755  Meristar Hospitality Corp.                             5,451,794
      98,100  Meristar Hotels & Resorts, Inc.(1)                       269,775
     128,270  Patriot American Hospitality, Inc.                       657,384
      79,420  Starwood Hotels & Resorts Worldwide, Inc.              2,268,434
                                                                  -------------
                                                                    12,531,145
                                                                  -------------
INDUSTRIAL -- 10.4%
     179,700  AMB Property Corp.                                     3,728,775
     226,200  Liberty Property Trust                                 4,693,650
     177,910  Prologis Trust                                         3,647,155
      68,300  Weeks Corp.                                            1,950,819
                                                                  -------------
                                                                    14,020,399
                                                                  -------------
MULTI-FAMILY RESIDENTIAL -- 18.9%
     135,000  Apartment Investment and                               4,893,750
                 Management Co.
     175,600  Archstone Communities Trust                            3,533,950
     160,169  AvalonBay Communities Inc.                             5,065,345
          89  Camden Property Trust                                      2,203
     120,702  Equity Residential Properties Trust                    4,978,958
     164,800  Essex Property Trust, Inc.                             4,305,400
      51,200  Smith (Charles E.) Residential
                 Realty, Inc.                                        1,577,600
      57,500  Walden Residential Properties, Inc.                    1,013,438
                                                                  -------------
                                                                    25,370,644
                                                                  -------------
NEIGHBORHOOD & COMMUNITY SHOPPING CENTERS -- 7.0%
     100,800  Bradley Real Estate, Inc.                              1,827,000
      84,750  JDN Realty Corp.                                       1,684,406
      43,000  Kimco Realty Corporation                               1,585,625
     125,900  Vornado Realty Trust                                   4,343,550
                                                                  -------------
                                                                     9,440,581
                                                                  -------------
OFFICE -- 32.2%
     300,100  Arden Realty, Inc.                                     6,677,225
     150,000  Beacon Properties Corp. (Acquired
                 3/17/98, Cost $3,000,000)(2)                        2,268,750
     296,000  CarrAmerica Realty Corp.                               6,530,500
     242,900  Equity Office Properties Trust                         6,178,765
     181,500  Kilroy Realty Corp.                                    3,720,750
     259,000  Mack-Cali Realty Corp.                                 7,608,125
     215,200  SL Green Realty Corp.                                  4,048,450
       3,100  Spieker Properties, Inc.                                 109,275
     105,300  Tower Realty Trust, Inc.                               1,994,119
     230,200  TrizecHahn Corporation                                 4,229,925
                                                                  -------------
                                                                    43,365,884
                                                                  -------------
REGIONAL MALLS -- 13.5%
     181,300  General Growth Properties, Inc.                        5,880,919
     126,600  Macerich Co. (The)                                     2,872,238
      79,700  Mills Corp.                                            1,429,619
     292,300  Simon DeBartolo Group Inc.                             8,019,981
                                                                  -------------
                                                                    18,202,757
                                                                  -------------
STORAGE -- 4.4%
     236,288  Public Storage, Inc.                                   5,907,200
                                                                  -------------
TOTAL INVESTMENT SECURITIES -- 100.0%                             $134,653,513
   (Cost $152,794,818)                                            =============

NOTES TO SCHEDULE OF INVESTMENTS
(1)  Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1999 was $2,268,750, which represented 1.7% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


8     1-800-345-2021




Statement of Assets and Liabilities
-----------------------------------------------------------------------------

MARCH 31, 1999

ASSETS
Investment securities, at value
(identified cost of $152,794,818) (Note 3) ....................   $ 134,653,513
Cash ..........................................................       1,071,786
Receivable for investments sold ...............................         773,242
Dividend and interest receivable ..............................       1,044,138
                                                                  -------------
                                                                    137,542,679
                                                                  -------------
LIABILITIES
Payable for investments purchased .............................         302,767
Payable for capital shares redeemed ...........................          54,576
Payable for management fees (Note 2) ..........................         136,366
Distribution fees payable (Note 2) ............................              81
Service fees payable (Note 2) .................................              81
Payable for directors' fees and expenses ......................             119
Other liabilities .............................................             146
                                                                  -------------
                                                                        494,136
                                                                  -------------
Net Assets ....................................................   $ 137,048,543
                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................   $ 170,979,506
Undistributed net investment income ...........................         746,412
Accumulated net realized loss on investment transactions ......     (16,536,070)
Net unrealized depreciation on investments (Note 3) ...........     (18,141,305)
                                                                  -------------
                                                                  $ 137,048,543
                                                                  =============
Investor Class
Net assets ....................................................   $ 110,285,177
Shares outstanding ............................................       9,110,962
Net asset value per share .....................................   $       12.10

Advisor Class
Net assets ....................................................   $     448,579
Shares outstanding ............................................          37,063
Net asset value per share .....................................   $       12.10

Institutional Class
Net assets ....................................................   $  26,314,787
Shares outstanding ............................................       2,173,167
Net asset value per share .....................................   $       12.11

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                   www.americancentury.com     9




Statement of Operations
-----------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $10,156)             $   9,410,776
Interest                                                               199,453
                                                                  -------------
                                                                     9,610,229
                                                                  -------------

Expenses: (Note 2)
Management fees                                                      1,700,461
Distribution fees -- Advisor Class                                         177
Service fees -- Advisor Class                                              177
Directors' fees and expenses                                             1,314
                                                                  -------------
                                                                     1,702,129
                                                                  -------------

Net investment income                                                7,908,100
                                                                  -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments                                   (18,562,395)
Change in net unrealized depreciation on investments               (23,965,828)
                                                                  -------------

Net realized and unrealized loss on investments                    (42,528,223)
                                                                  -------------

Net Decrease in Net Assets Resulting from Operations              $(34,620,123)
                                                                  ==============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


10     1-800-345-2021




Statements of Changes in Net Assets
-----------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1999,
PERIOD ENDED MARCH 31, 1998 AND YEAR ENDED OCTOBER 31, 1997

Increase (Decrease) in Net Assets                     MARCH 31, 1999  MARCH 31, 1998(1) OCTOBER 31, 1997
OPERATIONS
Net investment income .............................   $   7,908,100    $   1,967,271    $  1,264,317
Net realized gain (loss)
 on investment transactions .......................     (18,562,395)       1,192,469       2,097,147
Change in net unrealized appreciation
  (depreciation) on investments ...................     (23,965,828)         344,165       4,737,101
                                                      -------------    -------------    ------------
Net increase (decrease) in net assets
 resulting from operations ........................     (34,620,123)       3,503,905       8,098,565
                                                      -------------    -------------    ------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income:
  Investor Class ..................................      (4,933,750)      (1,148,389)       (748,247)
  Advisor Class ...................................          (4,632)
  Institutional Class .............................      (1,054,610)        (157,612)        (75,141)
From net realized gains on investment transactions:
  Investor Class ..................................      (1,111,296)      (1,639,725)       (643,767)
  Advisor Class ...................................            (325)            --              --
  Institutional Class .............................        (266,386)        (222,854)           --
                                                      -------------    -------------    ------------
Decrease in net assets from distributions .........      (7,370,999)      (3,168,580)     (1,467,155)
                                                      -------------    -------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
 capital share transactions .......................      28,322,183       60,085,338      76,456,053
                                                      -------------    -------------    ------------
Net increase (decrease) in net assets .............     (13,668,939)      60,420,663      83,087,463

NET
ASSETS
Beginning of period ...............................     150,717,482       90,296,819       7,209,356
                                                      -------------    -------------    ------------
End of period .....................................   $ 137,048,543    $ 150,717,482    $ 90,296,819
                                                      =============    =============    ============
Undistributed net investment income ...............   $     746,412    $     409,964    $    239,230
                                                      =============    =============    ============

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past three reporting periods. It details how much a fund grew or shrank as a result of:

* operations -- a summary of the Statement of Operations from the previous page for the most recent period

* distributions -- income and gains distributed to shareholders

* share transactions -- shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                  www.americancentury.com     11




Notes to Financial Statements
-----------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Real Estate Fund (the fund) is one of the five funds issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the fund than a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on October 6, 1998. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal and state income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


12     1-800-345-2021




Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

     At March 31, 1999, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $7,775,689 (expiring in 2007) which may be used to offset future taxable gains.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 1.20%, 0.95% and 1.00% for the Investor Class, Advisor Class and Institutional Class, respectively.

     On January 27, 1998, substantially all of the assets of RREEF Real Estate Securities Advisors L.P. (RESA), the subadvisor of the fund since June 13, 1997, were acquired by RoProperty Services, B.V. The new entity adopted the name RREEF America, L.L.C. (RREEF). As a result of the acquisition, the subadvisory agreement between RESA and ACIM was terminated on that date and replaced by a substantially identical subadvisory agreement with RREEF, which was subsequently approved by the fund's Board of Directors and shareholders. The terms of the new subadvisory agreement between RREEF and ACIM are identical in all substantive respects to the old subadvisory agreement. The subadvisor will continue to make investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM will continue to pay all costs associated with retaining RREEF as the subadvisor of the fund.

     The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the period October 6, 1998 through March 31, 1999 were $354.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Securities   purchased,    excluding   short-term   investments,    totaled
$127,199,372.   Securities  sold,  excluding  short-term  investments,   totaled
$93,382,870.

     As of March 31, 1999, accumulated net unrealized depreciation was $21,488,163, based on the aggregate cost of investments for federal income tax purposes of $156,141,676, which consisted of unrealized appreciation of $564,933 and unrealized depreciation of $22,053,096.


                                                  www.americancentury.com     13




Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  All shares are $0.01 par value. Transactions in shares of the fund were as follows:

                                                  SHARES             AMOUNT
INVESTOR CLASS
Shares Authorized .............................  50,000,000
                                               =============
Year ended March 31, 1999
Sold ..........................................   8,944,040       $124,299,797
Issued in reinvestment of distributions .......     425,283          5,522,971
Redeemed ......................................  (8,692,855)      (118,594,866)
                                               -------------      -------------
Net increase ..................................     676,468     $   11,227,902
                                               =============      =============
November 1, 1997 through March 31, 1998(1)
Sold ..........................................   5,826,845        $93,379,453
Issued in reinvestment of distributions .......     157,495          2,477,404
Redeemed ......................................  (2,340,053)       (37,157,594)
                                               -------------      -------------
Net increase ..................................   3,644,287        $58,699,263
                                               =============      =============
Year ended October 31, 1997
Sold ..........................................   6,483,094        $99,753,311
Issued in reinvestment of distributions .......      84,010          1,191,452
Redeemed ......................................  (2,363,280)       (36,295,993)
                                               -------------      -------------
Net increase ..................................   4,203,824        $64,648,770
                                               =============      =============

ADVISOR CLASS
Shares Authorized .............................  25,000,000
                                               =============
October 6, 1998 through March 31, 1999(2)
Sold ..........................................      38,324           $475,941
Issued in reinvestment of distributions .......         418              4,957
Redeemed ......................................      (1,678)           (21,062)
                                               -------------      -------------
Net increase ..................................      37,064          $ 459,836
                                               =============      =============

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

(2)  Sale of the Advisor Class commenced on October 6, 1998.


14     1-800-345-2021




Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                     SHARES           AMOUNT
INSTITUTIONAL CLASS
Shares Authorized .............................  25,000,000
                                               =============
Year ended March 31, 1999
Sold ..........................................   2,180,812        $28,623,703
Issued in reinvestment of distributions .......      82,762          1,052,355
Redeemed ......................................  (1,008,425)       (13,041,613)
                                               -------------      -------------
Net increase ..................................   1,255,149        $16,634,445
                                               =============      =============
November 1, 1997 through March 31, 1998(1)
Sold ..........................................      97,111         $1,570,964
Issued in reinvestment of distributions .......      16,658            261,865

Redeemed ......................................     (27,808)          (446,754)
                                               -------------      -------------
Net increase ..................................      85,961         $1,386,075
                                               =============      =============
June 16, 1997 through October 31, 1997(2)
Sold ..........................................     848,207        $12,080,751
Issued in reinvestment of distributions .......       2,083             33,813
Redeemed ......................................     (18,233)          (307,281)
                                               -------------      -------------
Net increase ..................................     832,057        $11,807,283
                                               =============      =============

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

(2) Sale of the Institutional Class commenced on June 16, 1997.

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through March 31, 1999.

--------------------------------------------------------------------------------
6. FUND EVENTS

  The following name change became effective March 1, 1999:

           NEW NAME               FORMER NAME
  FUND:    Real Estate Fund       American Century Real Estate Fund


                                                 www.americancentury.com     15




ACRE--Financial Highlights
-----------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                     Investor Class
                                                            1999           1998(1)         1997(1)       1996(1)     1995(1)(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .................. $     16.12    $     16.06     $     12.29     $      9.82   $     10.00
                                                        -----------    -----------     -----------     -----------   -----------
Income From Investment Operations
  Net Investment Income ...............................        0.73(3)        0.25(3)         0.67(3)         0.55          0.07
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................       (4.09)          0.26            4.13            2.27         (0.25)
                                                        -----------    -----------     -----------     -----------   -----------
  Total From Investment Operations ....................       (3.36)          0.51            4.80            2.82         (0.18)
                                                        -----------    -----------     -----------     -----------   -----------
Distributions
  From Net Investment Income ..........................       (0.54)         (0.18)          (0.48)          (0.35)         --
  From Net Realized Gains on Investment Transactions ..       (0.12)         (0.27)          (0.55)           --            --
                                                        -----------    -----------     -----------     -----------   -----------
  Total Distributions .................................       (0.66)         (0.45)          (1.03)          (0.35)         --
                                                        -----------    -----------     -----------     -----------   -----------
Net Asset Value, End of Period ........................ $     12.10    $     16.12     $     16.06     $     12.29   $      9.82
                                                        ===========    ===========     ===========     ===========   ===========
  Total Return(4) .....................................      (21.04)%         3.26%          40.69%          29.28%        (1.80)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....        1.20%          1.15%(5)        1.17%           1.00%         1.50%(5)
Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(6) ........        1.20%          1.20%(5)        1.82%           6.83%        14.83%(5)
Ratio of Net Investment Income to Average Net Assets ..        5.41%          3.75%(5)        4.48%           5.84%         6.66%(5)
Ratio of Net Investment Income to Average Net Assets
(before expense waivers and reimbursements)(6) ........        5.41%          3.70%(5)        3.84%           0.01%   (6.67)%(5)
Portfolio Turnover Rate ...............................          66%            28%             69%             86%         --
Net Assets, End of Period (in thousands) .............. $   110,285    $   135,922     $    76,932     $     7,209   $     2,983

(1) The period ended March 31, 1998 represents a five month reporting period. The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2)  September 21, 1995 (inception) through October 31, 1995.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) During the periods ended October 31, 1996 and October 31, 1995 and for a portion of the period ended October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund. Also, prior to the unified management fee structure, effective June 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

                                               See Notes to Financial Statements


16     1-800-345-2021




ACRE--Financial Highlights
-----------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

Advisor Class

                                                                     1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............................  $ 12.22
                                                                    -------
Income From Investment Operations
  Net Investment Income(2) .......................................     0.43
  Net Realized and Unrealized Loss on Investment Transactions ....    (0.15)
                                                                    -------
  Total From Investment Operations ...............................     0.28
                                                                    -------
Distributions
  From Net Investment Income .....................................    (0.28)
  From Net Realized Gains on Investment Transactions .............    (0.12)
                                                                    -------
  Total Distributions ............................................    (0.40)
                                                                    -------
Net Asset Value, End of Period ...................................  $ 12.10
                                                                    =======
  Total Return(3) ................................................     2.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ................     1.45%(4)
Ratio of Net Investment Income to Average Net Assets .............     5.16%(4)
Portfolio Turnover Rate ..........................................       66%
Net Assets, End of Period (in thousands) .........................  $   449

(1)  October 6, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com     17




ACRE--Financial Highlights
-----------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                 Institutional Class
                                                            1999         1998(1)     1997(1)(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .................. $    16.12   $    16.06      $    14.24
                                                        ----------   ----------      ----------
Income From Investment Operations
  Net Investment Income(3) ............................       0.78         0.26            0.28
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ........................      (4.09)        0.26            1.63
                                                        ----------   ----------      ----------
  Total From Investment Operations ....................      (3.31)        0.52            1.91
                                                        ----------   ----------      ----------
Distributions
  From Net Investment Income ..........................      (0.58)       (0.19)          (0.09)
  From Net Realized Gains on
    Investment Transactions ...........................      (0.12)       (0.27)           --
                                                        ----------   ----------      ----------
  Total Distributions .................................      (0.70)       (0.46)          (0.09)
                                                        ----------   ----------      ----------
Net Asset Value, End of Period ........................ $    12.11   $    16.12      $    16.06
                                                        ==========   ==========      ==========
  Total Return(4) .....................................     (20.77)%       3.32%          13.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       1.00%        0.95%(5)        1.00%(5)
Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(6) ........       1.00%        1.00%(5)        1.00%(5)
Ratio of Net Investment Income to Average Net Assets ..       5.61%        4.00%(5)        4.85%(5)
Ratio of Net Investment Income to Average Net Assets
(before expense waivers and reimbursements)(6) ........       5.61%        3.95%(5)        4.85%(5)
Portfolio Turnover Rate ...............................         66%          28%             69%
Net Assets, End of Period (in thousands) .............. $   26,315   $   14,795      $   13,365

(1) Five month period ended March 31, 1998. The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return for periods less than one year are not annualized.

(5)  Annualized.

(6) During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:
* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating  expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


18     1-800-345-2021




Independent Auditors' Report
-----------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the "Fund")
(formerly American Century Real Estate Fund), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period November 1, 1997 through March 31, 1998 and for the year ended October 31, 1997, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Real Estate Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the three periods in the period then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999


                                                 www.americancentury.com     19




Share Class and Retirement Account Information
-----------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES ARE LISTED IN NEWSPAPERS.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20     1-800-345-2021




Background Information
-----------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Specialty equity funds concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY REAL ESTATE FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

     ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

     Real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

FUND MANAGEMENT TEAM

     American Century has entered into a subadvisory contract with an experienced real estate investment company, RREEF America L.L.C., to manage the fund. Founded in 1975, RREEF is a Chicago-based real estate investment advisor to large corporate clients, with assets under management of more than $9.5 billion. The fund's management team consists of two experienced managers who select investments within a framework established by a real estate investment policy committee. (See Note 2 in Notes to Financial Statements.)

FUND BACKGROUND

     To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13, 1997.

     The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by American Century on June 16, 1997.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P SMALL CAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

     The S&P MIDCAP 400 INDEX is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks in general.

     The S&P 500 INDEX is a capitalization- weighted index of 500 widely traded stocks. Created by Standard & Poor's Corporation, it is considered to represent the performance of the stock market in general.

     The WILSHIRE REIT INDEX (full name: Wilshire Real Estate Securities Index - REIT component) is a market capitalization-weighted index composed of 98 equity REITs. It does not include special purpose or healthcare REITs.

[right margin]

PORTFOLIO MANAGERS
ACRE
KIM REDDING
KAREN KNUDSON


                                                www.americancentury.com      21




Glossary
-----------------------------------------------------------------------------

INVESTMENT TERMS

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-18.

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* FUNDS FROM OPERATIONS (FFO)-- FFO is the most commonly used measure of a REIT's earnings performance. It is similar to the net income of non-real estate companies. FFO is the company's net income with real estate depreciation and amortization (excluding deferred financing costs) added back in. The FFO ratio is the price of the stock divided by the company's FFO. It is comparable to a P/E ratio. The median FFO is in the middle of the REIT's portfolio. Half the companies in the portfolio have FFOs greater than the median, and half have FFOs that are less. If the portfolio contains an even number of companies, then the median is the average of the two company FFOs in the middle.

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* REAL ESTATE INVESTMENT TRUST (REIT)--a private or public corporation (or trust) that enjoys a special status under the U.S. tax code. REITs pay no corporate income tax as long as their activities meet statutory tests that restrict business to certain commercial real estate activities. Most states honor this federal treatment and do not require REITs to pay state income tax. By law, REITs must pay out 95% of their taxable income.

     REITs, like mutual funds, issue shares and pool investors' assets. They invest primarily in income-producing real estate, such as shopping centers, office buildings, apartment complexes and industrial properties, either through direct ownership or mortgages. Equity REITs take direct ownership positions rather than debt positions. As a result, equity REIT shareholders can receive rental income from the properties in the portfolio and capital gains when properties are sold at a profit. In a fund that invests in equity REITs, such as ACRE, the income and capital gains generated by the REITs are passed through to fund investors.


22     1-800-345-2021




Glossary
-----------------------------------------------------------------------------
                                                                    (Continued)

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION-- offers taxable and tax-free money market funds for relative stability of principal and liquidity, allowing maximum portfolio diversification.

* INCOME-- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatilitylevels than stock funds.

* GROWTH & INCOME-- offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH-- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historicalmeasures as well as qualitative prospective measures. It is not intended to be aprecise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com     23




Notes
-----------------------------------------------------------------------------


24     1-800-345-2021




[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9904                               Funds Distributor, Inc.
SH-BKT-16198                      (c)1999 American Century Services Corporation

[front cover]
                                                              MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of glasses]

AMERICAN CENTURY
-----------------
Equity Index

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


EQUITY INDEX
(ACQIX)

CLASSIFYING OUR FUNDS BY OBJECTIVE AND RISK
--------------------------------------------------------------------------------
In March, American Century introduced a new and simpler way to evaluate which fund is right for you. The new system is based on a fund's objective and its risks. Funds are classified under FOUR BROAD OBJECTIVES:

             * Growth                            * Income
             * Growth & Income                   * Capital Preservation

Funds are also divided according to RISK:

  * Aggressive              * Moderate                          * Conservative

The risk classification is based on a number of factors, including how much a fund's share price has fluctuated in the past compared to two popular indices:

       * Standard & Poor's 500 Stock Index
       * Lehman Bros. Aggregate Bond Index

Aggressive funds tend to fluctuate MORE than the S&P 500 Index. Moderate funds tend to fluctuate LESS than the S&P 500, but MORE than the Lehman Index. Conservative funds tend to fluctuate LESS than the Lehman Index.

NEW, SIMPLER FUND NAMES
We also simplified the names of our funds. For example,

OLD FUND NAME                                   NEW FUND NAME
--------------------------------------------------------------------------------
American Century-Twentieth Century Ultra        American Century Ultra

American Century-Benham GNMA Fund               American Century GNMA Fund

These changes should make investing more convenient and understandable for you.

Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

--------------------------------------------------------------------------------
WHAT'S NEW...
Our new fund guide, INVESTING WITH AMERICAN CENTURY, will help you navigate through our selection of funds. This helpful booklet includes information about risk levels, objectives, investment styles and strategies.

AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

FUND PROFILES are now available for many American Century funds when you request information about a fund. Profiles are short pamphlets that follow a standard SEC format and are intended to help you easily compare our funds with other companies' funds. When you invest you will receive a full prospectus, which contains more detailed information about your new fund. To order any of these materials, please call 1-800-345-2021.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stower III and James E Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The Equity Index Fund is a new offering--the first of its kind here at American Century--that was open only a month when its fiscal year ended on March 31, 1999. The fund's objective is to track the progress of the Standard & Poor's 500 Index, the most common benchmark for the performance of the U.S. stock market. The S&P 500 has performed well in recent years, a trend that continued during the past twelve months. Just the same, a relatively few large growth stocks in the index have been responsible for its performance. While the fortunes of these stocks flourished, the vast majority of stocks in the index languished.

     On the corporate front, this was an exciting year at American Century. For one, we consolidated all our funds under the American Century name. While we are sorry to lose the venerable Twentieth Century and Benham names, we believe the American Century nameplate makes it simpler for you to identify your funds.

     We also reclassified our entire family of 71 funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds arranged by their new classifications is on the inside back cover of this report.

     We also continued to expand the American Century investment team, which has doubled over the last three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group. Performance is too hard-won, and our business too competitive, not to do so.

     In addition, we made some enhancements to our Web site. Among the new features are daily fund information, including performance and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, a quick update on Year 2000. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     Welcome to the American Century Equity Index Fund. We appreciate your confidence in our company.

Sincerely,

[signature of James E. Stowers, Jr]         [Signature of James E. Stowers III]
James E. Stowers, Jr.                       James E. Stowers III
Chairman of the Board and Founder           Vice Chairman of the Board
                                            and Chief Executive Officer

[right margin]

                               Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
EQUITY INDEX
   Performance ..............................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Top Ten Holdings .........................................................  6
   Top Five Industries ......................................................  6
   Schedule of Investments ..................................................  7
   Financial Highlights ..................................................... 20
FINANCIAL STATEMENTS
   Statement of Assets
   and Liabilities .......................................................... 14
   Statement of Operations .................................................. 15
   Statement of Changes
   in Net Assets ............................................................ 16
   Notes to Financial
   Statements ............................................................... 17
   Independent Auditors'
   Report ................................................................... 22
OTHER INFORMATION
   Share Class and Retirement
   Account Information ...................................................... 23
   Background Information
   Investment Policies ...................................................... 24
      Fund Management ....................................................... 24
      Comparative Indices ................................................... 24
   Glossary ................................................................. 25


                                                   www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE
* The year ended March 31, 1999, was a volatile period for the U.S. stock market. The domestic economy demonstrated strong growth throughout 1998 and into 1999. However, deteriorating global economic and financial conditions ignited investor anxiety and fueled a sharp correction in the third quarter of 1998. The Federal Reserve Board lowered interest rates three times in rapid succession in an effort to stabilize global markets that were reeling from economic crises abroad.

* For most of the year, returns remained concentrated in a handful of large, well-known companies. Although many large companies posted respectable earnings, it was not necessarily a market in which earnings were the attraction. The growth investment style also performed better than the value style.

EQUITY INDEX
* The Equity Index Fund's inception date was February 26, 1999. At quarter-end of 1999, Equity Index posted a life-of-fund return of 4.00%, matching its benchmark, the S&P 500 Index.

* The market's long-running bias toward large-capitalization stocks continued in the weeks following the fund's launch, and large-cap stocks continued to outperform mid- and small-cap issues.

* Equity Index's best-performing industries included computer software and services, integrated energy, financial services, communications equipment and electrical products. Equity Index held significant weightings in each of these top-performing industries, which together comprised nearly 25% of fund investments at the end of March.

* Industries that detracted from performance included telecommunications companies, food and beverage companies, tobacco companies and retail grocery stores. Together, stocks in these industries accounted for about 12% of investments.

[left margin]
                EQUITY INDEX(1)
                    (ACQIX)
       TOTAL RETURNS:        AS OF 3/31/99
          Since Inception       4.00%(2)
       INCEPTION DATE:          2/26/99
       NET ASSETS:         $281.6 million(3)

(1) Investor Class.
(2) Not annualized.
(3) Includes Investor and Institutional classes. Investment terms are defined in the Glossary on pages 25-26.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

BEHIND THE NUMBERS

     The fiscal year for American Century Equity Index Fund ended March 31, 1999. We would like to take this opportunity to welcome investors to the fund, which had been open just one month when the year ended.

     It has been a good year for the S&P 500, which gained 18.42% for the 12 months, and was up 4.00% in March, finishing in a dead heat with the Equity Index Fund. Hidden in the yearly numbers, however, is the sharp correction at mid-year, which ended only after the Federal Reserve Board lowered interest rates three times in rapid succession, and successfully stabilized global markets that were reeling from economic crises in Asia, Latin America, and Russia. Also hidden was the market's narrow leadership, which continued to reside with large growth stocks. The S&P MidCap 400, an index of midsize equities, gained just 0.45% for the year, and the Russell 2000 Index of small stocks was actually down 16.26%.

FROTH . . .

     The fact is, for much of the year, index returns remained concentrated in a handful of large, well-known companies, many of which were technology- or Internet-related. Indeed, just five stocks--Microsoft, America Online, Citigroup, MCI Worldcom, and American International Group--generated half of the S&P 500's performance in the first calendar quarter of 1999, and a mere 18 stocks accounted for the full 100% of index returns, according to Morgan Stanley Dean Witter. (Because the S&P 500 is weighted by market value, the higher the total value of a company's stock the more it influences index results.) Morgan calculates that the other 482 stocks in the S&P 500 essentially canceled each other out in the first quarter.

     As the quarter went, so went the year. The recovery after the severe decline in 1998's September quarter was limited to an even narrower group of stocks than the rise earlier in the year.

 . . . AND FUNDAMENTALS

     Although stocks are expensive by a number of measures, their prices draw support from an extraordinary economy. We are experiencing the longest economic expansion in 50 years. Unemployment, inflation, and interest rates are as low as they have been in a generation. U.S. consumers, who drive two-thirds of the growth in domestic goods and services, remain confident. Our gross domestic product grew at an average annual rate of 6.1% in the fourth calendar quarter of 1998, a pace that would have been considered much too fast before technology revolutionized the workplace, and expanded global production capacity and greater competition reined in prices. We are also seeing a revolution in global business, with companies jockeying for position in world markets via restructurings and mergers. These are heady times, and they go a long way toward explaining our robust markets.

[right hand margin]
"THE FACT IS, FOR MUCH OF THE YEAR, INDEX RETURNS REMAINED CONCENTRATED IN A HANDFUL OF LARGE, WELL-KNOWN COMPANIES, MANY OF WHICH WERE TECHNOLOGY- OR INTERNET-RELATED."

MARKET RETURNS
FOR THE YEAR ENDED MARCH 31, 1999

S&P 500             18.42%
S&P MIDCAP 400      0.45%
RUSSELL 2000        -16.26%
Source: Lipper Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization stocks.

[mountain chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED MARCH 31, 1999

             S&P 500       S&P Mid-Cap 400     Russell 2000
3/31/98       $1.00             $1.00              $1.00
4/30/98       $1.01             $1.02              $1.01
5/31/98       $0.99             $0.97              $0.95
6/30/98       $1.03             $0.98              $0.95
7/31/98       $1.02             $0.94              $0.88
8/31/98       $0.87             $0.77              $0.71
9/30/98       $0.93             $0.84              $0.76
10/31/98      $1.01             $0.91              $0.79
11/30/98      $1.07             $0.96              $0.83
12/31/98      $1.13             $1.07              $0.89
1/31/99       $1.18             $1.03              $0.90
2/28/99       $1.14             $0.98              $0.82
3/31/99       $1.18             $1.00              $0.84

Value on      S&P 500      S&P MidCap 400      Russell 2000
3/31/99       $1.18             $1.00              $0.84


                                               www.americancentury.com        3


Equity Index--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF MARCH 31, 1999

                              INVESTOR CLASS         INSTITUTIONAL CLASS
                            (INCEPTION 2/26/99)      (INCEPTION 2/26/99)
                           EQUITY INDEX   S&P 500   EQUITY INDEX   S&P 500
AVERAGE ANNUAL RETURNS
LIFE OF FUND(*) ...........     4.00%      4.00%       4.00%        4.00%

* Returns for periods less than one year are not annualized. See pages 23-26 for information about share classes, the S&P 500 Index, and returns.

[mountain chart data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value as of 3/31/99
$10,400    Equity Index
$10,423     S&P 500 Ix
                    Equity Index           S&P 500 Index
Date               Value    Return       Value      Return
2/26/99           $10,000              $10,000
3/31/99           $10,400    4.00      $10,423       4.00

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 Index is provided for comparison. Equity Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


4      1-800-345-2021


Equity Index--Q&A
--------------------------------------------------------------------------------
     An interview with Barclays Global Investors, the subadvisor on American Century Equity Index Fund.

BARCLAYS GLOBAL INVESTORS HELPS WITH THE MANAGEMENT OF AMERICAN CENTURY EQUITY INDEX FUND. BECAUSE THIS IS THE FIRST REPORT TO INVESTORS, WILL YOU TELL US ABOUT BARCLAYS AND EXPLAIN THE MANAGEMENT ARRANGEMENT BETWEEN BARCLAYS AND AMERICAN CENTURY?

     Yes, but first, we'd like to take this opportunity, along with American Century, to welcome investors to Equity Index.*

     As for some background on Barclays Global Investors, we are one of the world's largest investment managers. American Century is the manager of the Equity Index Fund, while Barclays Global Fund Advisors (BGFA), a Barclays subsidiary, serves as the subadvisor of the fund. As subadvisor, BGFA makes the day-to-day investment decisions for Equity Index in line with the fund's investment objectives, policies and restrictions.

     The subadvisory arrangement gives investors the benefit of Barclays' considerable expertise and resources. Barclays pioneered the concept of indexing in 1971, and currently manages more than $200 billion in assets indexed to the S&P 500.

HOW IS EQUITY INDEX MANAGED?

     The goal of the Equity Index Fund is to hold all of the stocks in--and match as closely as possible the performance of--the Standard & Poor's 500 Index. Equity Index buys and sells stocks included in the Index in an effort to create a portfolio that closely matches, the Index. Therefore the portfolio attempts not only to hold all the names included in the Index, but also to hold them in the same weightings as the Index. Equity Index also purchases S&P 500 futures contracts. Owning futures contracts allows the fund to accommodate normal daily cash flows by shareholders and helps minimize tracking errors versus the index.

     The S&P 500 and the Equity Index Fund are market-capitalization weighted, which means that the weighting of stocks as a percentage of the Index and the portfolio's assets is based on each stock's total market capitalization (or value) relative to other stocks in the Index and the portfolio. The bigger the company, the greater the percentage of the index and the Equity Index Fund it represents.

THE EQUITY INDEX FUND OPENED TO INVESTORS ON FEBRUARY 26, 1999. HOW HAS IT PERFORMED SINCE ITS INCEPTION?

     Equity Index's life-of-fund return as of March 31, 1999, was 4.00%. The S&P 500 returned 4.00% as well. Equity Index's performance during the few weeks it has been in operation reflects a market environment that has favored large-cap stocks.

     We are pleased that Equity Index's performance has so closely matched the index during its brief lifetime. However, we wish to stress that the fund will most likely trail the index slightly going forward. That's because costs associated with the fund's operation, such as administrative and management fees, are deducted from assets. Also, a portion of Equity Index's assets is invested in low-risk, low-return money market securities used to fund redemptions.

[right margin]

"EQUITY INDEX'S PERFORMANCE DURING THE FEW WEEKS IT HAS BEEN IN OPERATION REFLECTS A MARKET ENVIRONMENT THAT HAS FAVORED LARGE-CAP STOCKS."

PORTFOLIO AT A GLANCE
                                      3/31/99
NO. OF COMPANIES                        500
MEDIAN P/E RATIO                       22.3
MEDIAN MARKET CAPITALIZATION       7.78 BILLION
PORTFOLIO TURNOVER                     0%(1)
EXPENSE RATIO                         0.49%(2)

(1)       For the period from 2/26/99 to 3/31/99
(2)       Annualized.

Investment terms are defined in the Glossary on pages 25-26.

*All fund returns referenced in this report are for Investor Class shares.


                                                www.americancentury.com        5


Equity Index--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
WHAT MARKET FACTORS INFLUENCED PERFORMANCE?

     As we mentioned, the S&P 500 is generally made up of large-capitalization stocks, and the market maintained its long-running bias toward such stocks during the month of March.

     The industries that  contributed the most to Equity Index's  performance in
March  included  computer   software  and  services  firms,   integrated  energy
companies, and financial services companies.

     Increasing interest in the Internet and strong computer sales translated into healthy gains for online information companies, software firms, and companies that make computers and computer-related gear. Microsoft was Equity Index's top contributor in March and its largest holding. Other technology holdings that added to results included General Electric, Equity Index's second-largest holding, and Internet giant America Online. Cisco Systems, a supplier of networking equipment for linking local- and wide-area computer networking systems, was among Equity Index's largest and best-performing positions as well.

     Energy production companies also fared well, thanks to both a strong rebound in oil and gas prices that began in February and a wave of mergers within the energy industry. Exxon and Royal Dutch Petroleum, a slightly smaller holding, were two energy names that were helpful. Equity Index's stake in energy production represented nearly 5% of holdings at March 31.

     Financial services companies, another substantial portfolio stake, also proved beneficial.

WERE THERE ANY INDUSTRIES THAT DETRACTED FROM PERFORMANCE?

     Yes. Top-line growth in the telecommunications area slowed a bit in March, as the industry's major players addressed various regulatory and economic concerns facing this competitive group. Names that detracted from results include BellSouth Corp., Bell Atlantic and AT&T.

     Equity Index's 3.6% stake in food and beverage companies also dampened performance, as increasing competition and pricing pressure drove down profits in this characteristically low-growth industry.

[left margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                                         AS OF
                                        3/31/99
MICROSOFT CORP.                          3.8%
GENERAL ELECTRIC CO. (U.S.)              3.0%
WAL-MART STORES, INC.                    1.7%
INTEL CORP.                              1.7%
MERCK & CO., INC.                        1.6%
PFIZER, INC.                             1.5%
CISCO SYSTEMS INC.                       1.5%
EXXON CORP.                              1.4%
AT&T CORP.                               1.4%
INTERNATIONAL BUSINESS MACHINES CORP.    1.4%


TOP FIVE INDUSTRIES
                                  % OF FUND INVESTMENTS
                                          AS OF
                                         3/31/99
PHARMACEUTICALS                           9.0%
BANKING                                   7.3%
COMPUTER SOFTWARE & SERVICES              6.7%
TELEPHONE COMMUNICATIONS                  6.6%
ENERGY (PRODUCTION & MARKETING)           4.9%


6       1-800-345-2021


Equity Index--Schedule of Investments
---------------------------------------------------------------------
Shares                                                 Value
---------------------------------------------------------------------
COMMON STOCKS-88.3%

AEROSPACE & DEFENSE--1.3%
   13,200   AlliedSignal Inc.                       $ 649,275
   22,400   Boeing Co.                                764,400
   1,100   EG&G, Inc.                                  29,013
   3,000   General Dynamics Corp.                     192,750
   1,800   Goodrich (B.F.) Company (The)               61,763
   1,600   Northrop Grumman Corp.                      95,800
   8,000   Raytheon Co. Cl B                          469,000
   3,700   Textron Inc.                               286,288
   5,300   United Technologies Corp.                  717,819
                                                  -----------------
                                                     3,616,602
                                                  -----------------
AGRICULTURE--0.1%
   5,700   Pioneer Hi-Bred International, Inc.         214,463
                                                  -----------------
AIRLINES--0.3%
   4,300   AMR Corp.(1)                                251,819
   3,400   Delta Air Lines Inc.                        236,300
   8,000   Southwest Airlines Co.                      242,000
   2,100   US Airways Group Inc.(1)                    102,506
                                                  -----------------
                                                       832,625
                                                  -----------------
AUTOMOBILES & AUTO PARTS--1.3%
   3,600   AutoZone, Inc.(1)                           109,350
   1,800   Cooper Tire and Rubber Company               33,075
   3,900   Dana Corp.                                  148,200
     800   Fleetwood Enterprises, Inc.                  22,900
  28,600   Ford Motor Co.                            1,622,988
  15,500   General Motors Corp.                      1,346,563
   4,300   Genuine Parts Company                       123,894
   1,600   Navistar International Corp.(1               64,300
   1,800   PACCAR Inc.                                  74,194
   1,200   Pep Boys-Manny, Moe & Jack (The)             18,300
   2,800   TRW Inc.                                    127,400
                                                   -----------------
                                                     3,691,164
                                                   -----------------
BANKING--7.3%
    2,700   AmSouth Bancorporation                     122,850
   27,700   Banc One Corp.                           1,525,231
    7,000   BankBoston Corp.                           303,188
   18,000   Bank of New York Co., Inc. (The)           646,875
   40,900   BankAmerica Corp.                        2,888,563
    2,300   Bankers Trust New York Corp.               202,975
    7,200   BB & T Corp.                               260,550
   20,000   Chase Manhattan Corp.                    1,626,250
   53,500   Citigroup Inc.                           3,417,313
    3,700   Comerica, Inc.                             231,019
    6,300   Fifth Third Bancorp                        415,603
   23,400   First Union Corp.                        1,250,438
    5,400   Firstar Corp.                              483,300

Shares                                                  Value
---------------------------------------------------------------------
   13,400   Fleet Financial Group, Inc.          $     504,175
    1,300   Golden West Financial Corp. (Del.)         124,150
    5,000   Huntington Bancshares Inc.                 154,844
   10,800   KeyCorp                                    327,375
    6,200   Mellon Bank Corp.                          436,325
    3,700   Mercantile Bancorporation Inc.             175,750
    4,100   Morgan (J.P.) & Co.                        505,838
    7,800   National City Corp.                        517,725
    2,600   Northern Trust Corp.                       230,994
    7,100   PNC Bank Corp.                             394,494
    3,300   Providian Financial Corp.                  363,000
    5,200   Regions Financial Corp.                    180,375
    2,500   Republic New York Corp.                    115,313
    3,900   SouthTrust Corp.                           145,397
    4,100   Summit Bancorp.                            159,900
    7,500   SunTrust Banks, Inc.                       466,875
    6,300   Synovus Financial Corp.                    128,756
   17,200   U.S. Bancorp                               585,875
    4,800   Wachovia Corp.                             389,700
   38,700   Wells Fargo & Co.                        1,356,919
                                                  -------------------
                                                    20,637,935
                                                  -------------------
BIOTECHNOLOGY--0.3%
   12,000   Amgen Inc.(1)                              899,250
                                                  -------------------
BROADCASTING & MEDIA--1.6%
   16,700   CBS Corporation (1)                        683,656
    6,200   Clear Channel Communications, Inc.(1)      415,788
    8,700   Comcast Corp. Cl A                         547,828
    1,700   King World Productions, Inc.(1)             51,956
   29,000   Time Warner Inc.                         2,060,813
    8,200   Viacom, Inc. Cl B(1)                       688,288
                                                  -------------------
                                                     4,448,329
                                                  -------------------
BUILDING & HOME IMPROVEMENTS--0.1%
    8,000   Masco Corp.                                226,000
                                                  -------------------
BUSINESS SERVICES & SUPPLIES--0.5%
   20,200   Cendant Corp.(1)                           318,150
    3,400   Ceridian Corp.(1)                          124,313
    4,000   Dun & Bradstreet Corp. (The)               142,500
    3,500   Equifax Inc.                               120,313
    3,300   Interpublic Group of Companies, Inc.       256,988
    4,000   Omnicom Group Inc.                         319,750
    3,900   Paychex, Inc.                              185,128
                                                   ------------------
                                                     1,467,142
                                                   ------------------
CHEMICALS & RESINS--1.5%
    5,500   Air Products and Chemicals, Inc.           188,375
    5,200   Dow Chemical Co.                           484,575
   26,600   du Pont (E.I.) de Nemours & Co.          1,544,463
    1,900   Eastman Chemical Co.                        79,919
    3,100   Ecolab Inc.                                110,050
    3,400   Engelhard Corp.                             57,588
      800   FMC Corp.(1)                                39,500

See Notes to Financial Statements


                                      www.americancentury.com        7


Equity Index--Schedule of Investments
----------------------------------------------------------------------
                                   (Continued)
Shares                                                 Value
---------------------------------------------------------------------
    1,700   Grace (W.R.) & Co. (Del.)(1)            $   20,613
    1,400   Great Lakes Chemical Corp.                  51,450
    2,400   Hercules Inc.                               60,600
    2,500   International Flavors & Fragrances Inc.     93,906
   14,800   Monsanto Co.                               679,875
    2,900   Morton International, Inc.                 106,575
    1,500   Nalco Chemical Co.                          39,844
    4,200   PPG Industries, Inc.                       215,250
    3,700   Praxair, Inc.                              133,431
    3,900   Rohm and Haas Co.                          130,894
    4,100   Sherwin-Williams Co.                       115,313
    2,400   Sigma-Aldrich Corp.                         70,275
    3,100   Union Carbide Corp.                        140,081
                                                   ------------------
                                                     4,362,577
                                                   ------------------
COMMUNICATIONS EQUIPMENT--2.7%
    2,000   Andrew Corp.(1)                             24,688
    5,100   Ascend Communications, Inc.(1)             426,966
    5,500   Corning Inc.                               330,000
    4,000   General Instrument Corp.(1)                121,250
    1,900   Harris Corp.                                54,388
   31,200   Lucent Technologies Inc.                 3,361,800
   14,300   MediaOne Group Inc.(1)                     908,050
   14,200   Motorola, Inc.                           1,040,150
   15,600   Northern Telecom Ltd.                      969,150
    1,800   Scientific-Atlanta, Inc.                    49,050
    4,600   Tellabs, Inc.(1)                           449,650
                                                   ------------------
                                                     7,735,142
                                                   ------------------
COMPUTER PERIPHERALS--2.1%
    8,500   3Com Corp.(1)                              198,422
   37,300   Cisco Systems Inc.(1)                    4,087,847
   11,900   EMC Corp. (Mass.)(1)                     1,520,225
    5,800   Seagate Technology, Inc.(1)                171,463
                                                   ------------------
                                                     5,977,957
                                                   ------------------
COMPUTER SOFTWARE & SERVICES--6.7%
    1,600   Adobe Systems Inc.                          90,850
   24,300   America Online Inc.                      3,547,800
    1,300   Autodesk, Inc.                              52,609
   14,400   Automatic Data Processing, Inc.            595,800
    5,100   BMC Software, Inc.(1)                      189,178
    3,900   Cabletron Systems, Inc.(1)                  31,931
   12,700   Computer Associates International, Inc.    451,644
    3,700   Computer Sciences Corp.(1)                 204,194
    8,600   Compuware Corp.(1)                         205,594
   11,600   Electronic Data Systems Corp.              564,775
   10,500   First Data Corp.                           448,875
    7,600   IMS Health Inc.                            251,750
  119,200   Microsoft Corp.(1)                      10,679,575
    8,300   Novell, Inc.(1)                            209,316
   34,400   Oracle Systems Corp.(1)                    908,375
    6,400   Parametric Technology Corp.(1)             126,600
    5,500   PeopleSoft, Inc.                            80,609
      600   Shared Medical Systems Corp.                33,413

Shares                                                   Value
---------------------------------------------------------------------
    6,000   Unisys Corp.                        $      166,125
                                                   ------------------
                                                    18,839,013
                                                   ------------------
COMPUTER SYSTEMS--3.8%
    3,200   Apple Computer, Inc.(1)                    115,100
   40,200   Compaq Computer Corp.                    1,273,838
    1,200   Data General Corp.(1)                       12,150
   60,200   Dell Computer Corp.(1)                   2,462,556
    3,700   Gateway 2000, Inc.(1)                      253,681
   24,100   Hewlett-Packard Co.                      1,634,281
   21,900   International Business Machines Corp.    3,881,775
    4,400   Silicon Graphics, Inc.(1)                   73,425
    9,000   Sun Microsystems, Inc.(1)                1,125,281
                                                   ------------------
                                                    10,832,087
                                                   ------------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.1%
    1,400   Centex Corp.                                46,725
    1,800   Fluor Corp.                                 48,600
    1,000   Foster Wheeler Corp.                        12,125
    1,100   Kaufman & Broad Home Corp.                  24,819
    1,300   Owens Corning                               41,356
    1,000   Pulte Corp.                                 20,813
                                                   ------------------
                                                       194,438
                                                   ------------------
CONSUMER PRODUCTS--2.3%
    1,300   Alberto-Culver Company Cl B                 30,388
    1,700   American Greetings Corp. Cl A               43,138
    6,200   Avon Products, Inc.                        291,788
    2,800   Clorox Co. (The)                           328,125
    6,900   Colgate-Palmolive Co.                      634,800
   26,200   Gillette Company                         1,557,263
    6,800   Mattel, Inc.                               169,150
    2,100   Maytag Corp.                               126,788
    1,000   National Service Industries, Inc.           34,063
   31,400   Procter & Gamble Co. (The)               3,075,238
    7,600   Ralston Purina Co.                         202,825
    1,800   Whirlpool Corp.                             97,875
                                                   ------------------
                                                     6,591,441
                                                   ------------------
CONTROL & MEASUREMENT--0.1%
    1,000   Millipore Corp.                             24,125
    1,200   Perkin-Elmer Corp.                         116,475
    1,100   Tektronix, Inc.                             27,775
                                                   ------------------
                                                       168,375
                                                   ------------------
DIVERSIFIED COMPANIES--4.2%
   77,500   General Electric Co. (U.S.)              8,573,438
    3,000   Honeywell Inc.                             227,438
    2,500   ITT Industries, Inc.                        88,438
    2,000   Johnson Controls, Inc.                     124,750
    9,500   Minnesota Mining & Manufacturing Co.       672,125
   15,400   Tyco International Ltd.                  1,104,950
   15,100   Unilever N.V. New York Shares            1,003,206
                                                  -------------------
                                                    11,794,345
                                                  -------------------

                                               See Notes to Financial Statements


8      1-800-345-2021


Equity Index--Schedule of Investments
-----------------------------------------------------------------------
                                   (Continued)
Shares                                                   Value
------------------------------------------------------------ ---------
ELECTRICAL & ELECTRONIC COMPONENTS--2.8%
    3,400   Advanced Micro Devices, Inc.(1)         $    52,700
    5,200   AMP, Inc.                                   279,175
    1,700   Eaton Corp.                                 121,550
   10,400   Emerson Electric Co.                        550,550
    2,200   Grainger (W.W.), Inc.                        94,738
   39,400   Intel Corp.                               4,683,675
    2,100   KLA-Tencor Corporation(1)                   102,047
    3,300   LSI Logic Corp.(1)                          102,919
    5,900   Micron Technology, Inc.(1)                  284,675
    3,900   National Semiconductor Corp.(1)              36,319
    1,900   Raychem Corp.                                42,869
    4,500   Rockwell International Corp.                190,969
    5,800   Solectron Corp.(1)                          281,663
    9,200   Texas Instruments Inc.                      913,100
    1,300   Thomas & Betts Corp.                         48,831
                                                    ------------------
                                                      7,785,780
                                                    ------------------
ENERGY (PRODUCTION & MARKETING)--4.9%
    2,100   Amerada Hess Corp.                          105,656
    2,800   Anadarko Petroleum Corp.                    105,700
    2,300   Apache Corp.                                 59,944
    1,800   Ashland Inc.                                 73,688
    7,600   Atlantic Richfield Co.                      554,800
    4,200   Burlington Resources Inc.                   167,738
   15,400   Chevron Corp.                             1,361,938
    5,000   Coastal Corp. (The)                         165,000
    7,800   Enron Corp.                                 501,150
   57,500   Exxon Corp.                               4,057,344
    1,200   Helmerich & Payne, Inc.                      27,225
    2,000   Kerr-McGee Corp.                             65,625
   18,400   Mobil Corp.                               1,619,200
    1,100   NICOR Inc.                                   39,531
    8,200   Occidental Petroleum Corp.                  147,600
      700   ONEOK, Inc.                                  17,325
    6,000   Phillips Petroleum Co.                      283,500
   50,700   Royal Dutch Petroleum Co.                 2,636,400
    2,600   Sonat Inc.                                   78,000
    2,200   Sunoco, Inc.                                 79,338
   12,600   Texaco Inc.                                 715,050
    5,900   Union Pacific Resources                      70,063
    5,700   Unocal Corp.                                209,831
    7,300   USX-Marathon Group                          200,750
   10,100   Williams Companies, Inc. (The)              398,950
                                                    ------------------
                                                     13,741,346
                                                    ------------------
ENERGY (SERVICES)--0.6%
    7,700   Baker Hughes Inc.                           187,206
   10,400   Halliburton Co.                             400,400
    6,700   Reliant Energy, Inc.                        174,619
    2,000   Rowan Companies, Inc.(1)                     25,375
   12,900   Schlumberger Ltd.                           776,419
                                                    ------------------
                                                      1,564,019
                                                    ------------------

Shares                                                  Value
----------------------------------------------------------------------
ENTERTAINMENT(2)
    3,000   Harrah's Entertainment, Inc.(1)         $    57,188
                                                    ------------------
ENVIRONMENTAL SERVICES-0.3%
    3,900   Browning-Ferris Industries, Inc.            150,394
   14,000   Waste Management, Inc.                      621,250
                                                    ------------------
                                                        771,644
                                                    ------------------
FINANCIAL SERVICES--3.8%
   10,700   American Express Co.                      1,257,250
   17,100   Associates First Capital Corp.              769,500
    2,800   Bear Stearns Companies Inc.                 125,125
    1,600   Capital One Financial Corp.                 241,600
    2,600   Countrywide Credit Industries, Inc.          97,500
   24,500   Fannie Mae                                1,696,625
   16,000   Federal Home Loan Mortgage Corporation      914,000
    6,000   Franklin Resources, Inc.                    168,750
   11,400   Household International, Inc.               520,125
    2,700   Lehman Brothers Holdings, Inc.              161,325
   19,000   MBNA Corp.                                  453,625
    8,400   Merrill Lynch & Co., Inc.                   742,875
   13,700   Morgan Stanley Dean Witter,
              Discover & Co.                          1,369,144
    9,500   Schwab (Charles) Corp.                      913,188
    3,900   SLM Holding Corp.                           162,825
    3,800   State Street Corp.                          312,313
    3,200   Union Planters Corp.                        140,600
   14,000   Washington Mutual, Inc.                     572,250
                                                     -----------------
                                                     10,618,620
                                                     -----------------
FOOD & BEVERAGE--3.6%
   11,300   Anheuser-Busch Companies, Inc.              860,919
   14,000   Archer-Daniels-Midland Co.                  205,625
    6,800   Bestfoods                                   319,600
    1,600   Brown-Forman Corp. Cl B                      92,200
   10,600   Campbell Soup Co.                           431,288
    58,300   Coca-Cola Company (The)                  3,578,163
     9,300   Coca-Cola Enterprises, Inc.                281,325
    11,600   ConAgra, Inc.                              296,525
       900   Coors (Adolph) Co. Cl B                     48,600
     3,600   General Mills, Inc.                        272,025
     8,600   Heinz (H.J.) Co.                           407,425
     3,400   Hershey Foods Corp.                        190,400
     9,600   Kellogg Co.                                324,600
    34,700   PepsiCo, Inc.                            1,359,806
     3,200   Quaker Oats Co. (The)                      200,200
    21,600   Sara Lee Corp.                             534,600
     9,300   Seagram Co. Ltd. (The)                     465,000
     2,700   Wrigley (Wm.) Jr. Company                  244,181
                                                     -----------------
                                                     10,112,482
                                                     -----------------
FURNITURE & FURNISHINGS--0.1%
    6,559   Newell Co.                                  311,553

See Notes to Financial Statements


                                         www.americancentury.com      9


Equity Index--Schedule of Investments
-----------------------------------------------------------------------
                                   (Continued)
Shares                                                   Value
-----------------------------------------------------------------------
     400   Springs Industries, Inc. Cl A           $     10,825
                                                     -----------------
                                                        322,378
                                                     -----------------
HEALTHCARE--0.8%
    3,400   Aetna Inc.                                  282,200
    1,300   Bausch & Lomb Inc. Cl A                      84,500
    6,800   Baxter International, Inc.                  448,800
    6,400   Cardinal Health, Inc.                       422,400
   15,300   Columbia/HCA Healthcare Corp.               289,744
    2,600   HCR Manor Care, Inc.(1)                      59,313
   10,000   Healthsouth Rehabilitation Corp.(1)         103,750
    4,000   Humana Inc.(1)                               69,000
    1,700   Mallinckrodt Inc.                            45,263
    7,300   Tenet Healthcare Corp.(1)                   138,244
    4,400   United HealthCare Corp.                     231,550
                                                     -----------------
                                                      2,174,764
                                                     -----------------
INDUSTRIAL(2)
    1,600   Crane Co.                                    38,700
      900   Milacron Inc.                                14,175
                                                     -----------------
                                                         52,875
                                                     -----------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.3%
    8,500   Caterpillar Inc.                            390,469
    5,300   Dover Corp.                                 174,238
    1,100   Harnischfeger Industries, Inc.                6,256
    3,900   Ingersoll-Rand Co.                          193,538
    1,400   McDermott International, Inc.                35,438
                                                     -----------------
                                                        799,939
                                                     -----------------
INSURANCE--3.1%
   19,400   Allstate Corp.                              719,013
    6,000   American General Corp.                      423,000
   29,100   American International Group, Inc.        3,510,188
    4,000   Aon Corp.                                   253,000
    3,900   Chubb Corp. (The)                           228,394
    4,900   CIGNA Corp.                                 410,681
    3,900   Cincinnati Financial Corp.                  142,228
    7,400   Conseco Inc.                                228,475
    5,500   Hartford Financial Services
              Group Inc. (The)                          312,469
    2,500   Jefferson-Pilot Corp.                       169,375
    2,400   Lincoln National Corp.                      237,300
    2,700   Loews Corp.                                 201,488
    6,100   Marsh & McLennan Companies, Inc.            452,544
    2,300   MBIA Inc.                                   133,400
    2,600   MGIC Investment Corp.                        91,163
    1,700   Progressive Corp. (Ohio)                    243,950
    3,200   Provident Companies, Inc.(1)                110,600
    3,200   SAFECO Corp.                                129,400
    5,600   St. Paul Companies, Inc.                    173,950
    3,300   Torchmark Corp.                             104,363
    2,900   Transamerica Corp.                          205,900
    3,300   UNUM Corp.                                  156,956
                                                     -----------------
                                                      8,637,837
                                                     -----------------

Shares                                                   Value
----------------------------------------------------------------------
LEISURE--1.1%
    2,300   Brunswick Corp.                          $   43,844
   14,400   Carnival Corp. Cl A                         699,300
   48,500   Disney (Walt) Co.                         1,509,563
    7,700   Eastman Kodak Co.                           491,838
    6,200   Hilton Hotels Corporation                    87,188
    5,900   Marriott International, Inc.                198,388
    4,300   Mirage Resorts, Inc.(1)                      91,375
    1,000   Polaroid Corp.                               20,063
                                                     -----------------
                                                      3,141,559
                                                     -----------------
MACHINERY & EQUIPMENT--0.5%
    8,700   Applied Materials, Inc.(1)                  536,953
    2,100   Black & Decker Corp. (The)                  116,419
      600   Briggs & Stratton Corp.                      29,588
    1,700   Case Corp.                                   43,138
    2,400   Cooper Industries, Inc.                     102,300
    1,000   Cummins Engine Company, Inc.                 35,563
    3,200   Danaher Corp.                               167,200
    5,600   Deere & Co.                                 216,300
      200   NACCO Industries, Inc. Cl A                  14,813
    2,900   Pall Corp.                                   48,031
    1,400   Snap-on Inc.                                 40,600
    2,100   Stanley Works (The)                          53,813
    1,500   Timken Co.                                   24,375
                                                     -----------------
                                                      1,429,093
                                                     -----------------
MEDICAL EQUIPMENT & SUPPLIES--0.8%
    1,300   Bard (C.R.), Inc.                            65,569
    5,800   Becton, Dickinson and Co.                   222,213
    2,700   Biomet, Inc.                                113,316
    9,300   Boston Scientific Corp.(1)                  377,231
    7,100   Guidant Corp.                               429,550
   13,800   Medtronic, Inc.                             990,150
    2,000   St. Jude Medical, Inc.(1)                    48,750
    3,800   Thermo Electron Corp.(1)                     51,538
                                                     -----------------
                                                      2,298,317
                                                     -----------------
METALS & MINING--0.4%
      700   Aeroquip-Vickers, Inc.                       40,119
    5,400   Alcan Aluminium Ltd.                        139,388
    8,700   Alcoa Inc.                                  358,331
      900   ASARCO Inc.                                  12,375
    8,800   Barrick Gold Corp.                          150,150
    5,400   Battle Mountain Gold Co.                     14,850
    2,100   Cyprus Amax Minerals Co.                     25,463
    3,900   Freeport-McMoran Copper &
              Gold, Inc. Cl B                            42,413
    5,600   Homestake Mining Co.                         48,300
    3,900   Inco Ltd.                                    51,919
    4,000   Newmont Mining Corp.                         70,000
    2,600   Parker-Hannifin Corp.                        89,050
    1,400   Phelps Dodge Corp.                           68,950
    5,900   Placer Dome Inc.                             66,006

                                               See Notes to Financial Statements


10              1-800-345-2021


Equity Index--Schedule of Investments
-----------------------------------------------------------------------
                                   (Continued)
Shares                                                   Value
-----------------------------------------------------------------------
    1,500   Reynolds Metals Co.                      $   72,469
    2,200   Worthington Industries, Inc.                 25,919
                                                     -----------------
                                                      1,275,702
                                                     -----------------
OFFICE EQUIPMENT & SUPPLIES--0.5%
    2,700   Avery Dennison Corp.                        155,250
    3,500   IKON Office Solutions Inc.                   44,844
    6,400   Pitney Bowes Inc.                           408,000
   15,500   Xerox Corp.                                 827,313
                                                     -----------------
                                                      1,435,407
                                                     -----------------
PACKAGING & CONTAINERS--0.2%
      700   Ball Corporation                             32,856
    1,200   Bemis Co., Inc.                              37,275
    2,900   Crown Cork & Seal Co., Inc.                  82,831
    3,700   Owens-Illinois, Inc.(1)                      92,500
    2,000   Sealed Air Corp.(1)                          98,375
   4,000   Tenneco Inc.                                 111,750
                                                     -----------------
                                                        455,587
                                                     -----------------
PAPER & FOREST PRODUCTS--0.8%
    1,300   Boise Cascade Corp.                          41,925
    2,300   Champion International Corp.                 94,444
    5,200   Fort James Corporation                      164,775
    2,100   Georgia-Pacific Corp.                       155,925
    7,300   International Paper Co.                     307,969
   12,800   Kimberly-Clark Corp.                        613,600
    2,600   Louisiana-Pacific Corp.                      48,425
    2,400   Mead Corp. (The)                             73,800
      700   Potlatch Corp.                               23,756
    1,300   Temple-Inland Inc.                           81,575
    1,600   Union Camp Corp.                            107,400
    2,400   Westvaco Corp.                               50,400
    4,700   Weyerhaeuser Co.                            260,850
    2,600   Willamette Industries, Inc.                  98,150
                                                     -----------------
                                                      2,122,994
                                                     -----------------
PERSONAL SERVICES--0.1%
    2,400   Block (H & R), Inc.                         113,700
    6,500   Service Corp. International                  92,625
                                                     -----------------
                                                        206,325
                                                     -----------------
PHARMACEUTICALS--9.0%
   35,900   Abbott Laboratories                       1,680,569
    1,600   Allergan, Inc.                              140,600
    2,300   ALZA Corp.(1)                                87,975
   31,200   American Home Products Corp.              2,035,800
   47,000   Bristol-Myers Squibb Co.                  3,022,688
   31,800   Johnson & Johnson                         2,979,263
   26,000   Lilly (Eli) & Co.                         2,206,750
    6,400   McKesson HBOC, Inc.                         422,400
   56,300   Merck & Co., Inc.                         4,514,556
   30,700   Pfizer, Inc.                              4,259,625
   12,000   Pharmacia & Upjohn Inc.                     748,500
   34,700   Schering-Plough Corp.                     1,919,344

Shares                                                  Value
----------------------------------------------------------------------
   19,400   Warner-Lambert Co.                   $    1,284,038
                                                     -----------------
                                                     25,302,108
                                                     -----------------
PRINTING & PUBLISHING--0.5%
    1,900   Deluxe Corp.                                 55,338
    3,200   Donnelley (R.R.) & Sons Co.                 103,000
    2,200   Dow Jones & Co., Inc.                       103,813
    6,700   Gannett Co., Inc.                           422,100
    1,900   Knight-Ridder, Inc.                          95,000
    4,600   McGraw-Hill Companies, Inc. (The)           250,700
    1,200   Meredith Corp.                               37,725
    2,100   Moore Corporation Ltd.                       20,738
    4,300   New York Times Co. (The) Cl A               122,550
    1,900   Times Mirror Co. (New) Cl A                 102,719
    2,800   Tribune Co.                                 183,225
                                                     -----------------
                                                      1,496,908
                                                     -----------------
RAILROAD--0.4%
   11,100   Burlington Northern Santa Fe Corp.          364,913
    5,200   CSX Corp.                                   202,475
    9,000   Norfolk Southern Corp.                      237,375
    5,800   Union Pacific Corp.                         309,938
                                                     -----------------
                                                      1,114,701
                                                     -----------------
RESTAURANTS--0.7%
    3,300   Darden Restaurants, Inc.                     68,063
   32,000   McDonald's Corp.                          1,450,000
    3,600   Tricon Global Restaurants Inc.(1)           252,900
    2,900   Wendy's International, Inc.                  82,469
                                                     -----------------
                                                      1,853,432
                                                     -----------------
RETAIL (APPAREL)--0.5%
   13,600   Gap, Inc. (The)                             915,450
    5,400   Limited, Inc. (The)                         213,975
    1,500   Liz Claiborne, Inc.                          48,938
    7,600   TJX Companies, Inc. (The)                   258,400
                                                     -----------------
                                                      1,436,763
                                                     -----------------
RETAIL (FOOD & DRUG)--1.1%
    5,800   Albertson's, Inc.                           315,013
    6,500   American Stores Co.                         214,500
    9,200   CVS Corp.                                   437,000
      900   Great Atlantic & Pacific
              Tea Co., Inc. (The)                        27,000
    6,100   Kroger Co. (The)(1)                         365,238
      900   Longs Drug Stores Corp.                      27,394
    6,100   Rite Aid Corp.                              152,500
   11,500   Safeway Inc.(1)                             590,094
    2,800   Supervalu Inc.                               57,750
    7,900   SYSCO Corp.                                 207,869
   23,600   Walgreen Co.                                666,700
    3,500   Winn-Dixie Stores, Inc.                     130,813
                                                     -----------------
                                                      3,191,871
                                                     -----------------

See Notes to Financial Statements


                                       www.americancentury.com         11


Equity Index--Schedule of Investments
------------------------------------------------------------------------
                                   (Continued)
Shares                                                  Value
------------------------------------------------------------------------
RETAIL (GENERAL MERCHANDISE)--3.0%
    2,600   Consolidated Stores Corp.(1)              $  78,813
    5,100   Costco Companies, Inc.(1)                   467,128
   10,400   Dayton Hudson Corp.                         692,900
    2,500   Dillard's Inc. Cl A                          63,438
    4,400   Dollar General Corp.                        149,600
    4,800   Federated Department Stores, Inc.(1)        192,600
    1,700   Harcourt General Inc.                        75,331
   11,600   Kmart Corp.(1)                              195,025
    3,700   Kohl's Corp.(1)                             262,238
    8,250   May Department Stores Co. (The)             322,781
    3,700   Meyer (Fred), Inc.(1)                       217,838
    3,500   Nordstrom, Inc.                             143,172
    6,100   Penney (J.C.) Company, Inc.                 247,050
    9,100   Sears, Roebuck & Co.                        411,206
   52,600   Wal-Mart Stores, Inc.                     4,849,063
                                                     -----------------
                                                      8,368,183
                                                     -----------------
RETAIL (SPECIALTY)--1.3%
    2,400   Circuit City Stores-Circui City Group       183,900
    4,650   Hasbro, Inc.                                134,559
   34,800   Home Depot, Inc.                          2,166,300
      800   Jostens, Inc.                                17,000
    8,300   Lowe's Companies, Inc.                      502,150
   11,100   Staples, Inc.(1)                            364,913
    2,300   Tandy Corp.                                 146,769
    6,200   Toys 'R' Us, Inc.(1)                        116,638
                                                     -----------------
                                                      3,632,229
                                                     -----------------
RUBBER & PLASTICS--0.2%
      900   Armstrong World Industries, Inc.             40,669
    3,700   Goodyear Tire & Rubber Co. (The)            184,306
    5,900   Illinois Tool Works Inc.                    365,063
    1,400   Tupperware Corp.                             25,200
                                                     -----------------
                                                        615,238
                                                     -----------------
STEEL--0.1%
    4,600   Allegheny Teledyne Inc.                      87,113
    3,000   Bethlehem Steel Corporation(1)               24,750
    2,100   Nucor Corp.                                  92,531
    2,100   USX-U.S. Steel Group                         49,350
                                                     -----------------
                                                        253,744
                                                     -----------------
TELEPHONE COMMUNICATIONS--6.6%
   26,100   Ameritech Corp.                           1,510,538
   49,651   AT&T Corp.                                3,962,770
   36,700   Bell Atlantic Corp.                       1,896,931
   46,200   BellSouth Corp.                           1,850,888
    1,619   Century Telephone Enterprises, Inc.         113,735
    4,100   Frontier Corp.                              212,688
   22,800   GTE Corp.                                 1,379,400
   43,300   MCI WorldCom, Inc.(1)                     3,833,403
   46,200   SBC Communications Inc.                   2,177,175
   10,500   Sprint Corp.                              1,030,313

Shares                                                  Value
----------------------------------------------------------------------
   11,900   U S WEST, Inc.                       $      655,244
                                                     -----------------
                                                     18,623,085
                                                     -----------------
TEXTILES & APPAREL--0.2%
    1,700   Fruit of the Loom, Inc.(1)                   17,638
    6,800   NIKE, Inc.                                  392,275
    1,300   Reebok International Ltd.(1)                 20,638
      900   Russell Corp.                                18,113
    2,800   VF Corp.                                    132,125
                                                     -----------------
                                                        580,789
                                                     -----------------
TOBACCO--0.9%
    4,000   Fortune Brands, Inc.                        154,750
   57,600   Philip Morris Companies Inc.              2,026,800
    7,700   RJR Nabisco Holdings Corp.                  192,500
    4,400   UST Inc.                                    114,950
                                                      ----------------
                                                      2,489,000
                                                      ----------------
TRANSPORTATION--0.1%
    3,500   FDX Corporation(1)                          324,844
    7,800   Laidlaw Inc.                                 45,338
    1,700   Ryder System, Inc.                           46,963
                                                      ----------------
                                                        417,145
                                                      ----------------
UTILITIES--1.8%
    4,300   AES Corp. (The)(1)                          160,175
    3,200   Ameren Corp.                                115,800
    4,500   American Electric Power Co., Inc.           178,594
    3,500   Baltimore Gas & Electric Co.                 88,813
    3,600   Carolina Power & Light Co.                  136,125
    5,000   Central & South West Corp.                  117,188
    3,700   CINergy Corp.                               101,750
    2,000   Columbia Energy Group                       104,500
    5,500   Consolidated Edison, Inc.                   249,219
    2,300   Consolidated Natural Gas Co.                111,981
    4,600   Dominion Resources, Inc. (Va.)              169,913
    3,400   DTE Energy Company                          130,688
    8,600   Duke Energy Corp.                           469,775
      500   Eastern Enterprises                          18,188
    8,300   Edison International                        184,675
    5,800   Entergy Corp.                               159,500
    5,600   FIRSTENERGY CORP.                           156,450
    4,300   FPL Group, Inc.                             228,975
    3,000   GPU Inc.                                    111,938
    2,700   New Century Energies, Inc.                   91,969
    4,400   Niagara Mohawk Holdings Inc.(1)              59,125
    3,600   Northern States Power Co. (Minn.)            83,475
    7,000   PacifiCorp                                  120,750
    5,300   PECO Energy Co.                             245,125
      800   People's Energy Corp.                        25,850
    9,000   PG&E Corp.                                  279,563
    3,600   PP&L Resources, Inc.                         89,100
    5,400   Public Service Enterprise Group Inc.        206,213

                                               See Notes to Financial Statements


12          1-800-345-2021


Equity Index--Schedule of Investments
-------------------------------------------------------------------------
                                   (Continued)
Shares/Principal Amount                                    Value
-------------------------------------------------------------------------
    5,700   Sempra Energy                          $      109,369
   16,500   Southern Co.                                  384,656
    6,700   Texas Utilities Co.                           279,306
    5,100   Unicom Corp.                                  186,469
                                                      ------------------
                                                        5,155,217
                                                      ------------------
WIRELESS COMMUNICATIONS--0.9%
   13,500   AirTouch Communications, Inc.(1)            1,304,438
    6,500   ALLTEL Corp.                                  405,438
    6,800   Nextel Communications, Inc.(1)                249,475
   10,400   Sprint PCS(1)                                 460,850
                                                      ------------------
                                                        2,420,201
                                                      ------------------
TOTAL COMMON STOCKS                                   248,483,355
                                                      ------------------
   (Cost $239,244,882)


================================================================================
 TEMPORARY CASH INVESTMENTS-11.7%
    $1,750,000  U.S. Treasury Bills, 4.35%,
          6/24/99(3)(4)                                      1,732,278
    Repurchase Agreement, Goldman Sachs
       & Co., Inc., (U.S. Treasury obligations), in a
       joint trading account at 4.84%, dated
       3/31/99, due 4/1/99
       (Delivery value $3,000,403)                           3,000,000


Principal Amount                                                    Value
-------------------------------------------------------------------------------
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 4.90%, dated 3/31/99, due 4/1/99
       (Delivery value $14,101,919)                          $   14,100,000
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint trading
       account at 4.84%, dated 3/31/99, due 4/1/99
      (Delivery value $14,101,896)                               14,100,000
                                                      -------------------------
    TOTAL TEMPORARY CASH INVESTMENTS                             32,932,278
                                                      -------------------------
   (Cost $32,931,712)
    TOTAL INVESTMENT SECURITIES --100.0%                       $281,415,633
                                                      =========================
   (Cost $272,176,594)
===============================================================================
 FUTURES CONTRACTS
                   Expiration         Underlying Face            Unrealized
   Purchased          Date            Amount at Value               Loss
--------------------------------------------------------------------------------
100 S&P 500 Futures June1999             $32,33                  $(71,950)
                                      =========================================

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing.
(2) Industry is less than 0.05% of total investment securities.
(3) The rates for U.S. Treasury Bills are the yield to maturity at purchase.
(4) Security has been segregated at the broker as initial margin on futures contracts.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.
The schedule includes:

* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                            www.americancentury.com           13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
MARCH 31, 1999
ASSETS
Investment securities, at value
   (identified cost of $272,176,594) (Note 3) ...................   $281,415,633
Cash ............................................................        744,455
Dividend and interest receivable ................................        236,294
                                                                    ------------
                                                                     282,396,382
                                                                    ------------

LIABILITIES
Payable for variation margin on futures contracts ...............        559,600
Payable for capital shares redeemed .............................        177,852
Payable for management fees (Note 2) ............................         69,332
Payable for directors' fees and expenses ........................            234
                                                                    ------------
                                                                         807,018
                                                                    ------------
Net Assets ......................................................   $281,589,364
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .........................   $271,447,201
Undistributed net investment income .............................        323,966
Accumulated net realized gain on investment transactions ........        651,108
Net unrealized appreciation on investments (Note 3) .............      9,167,089
                                                                    ------------
                                                                    $281,589,364
                                                                    ============
Investor Class
Net assets ......................................................   $ 17,009,568
Shares outstanding ..............................................      3,273,692
Net asset value per share .......................................   $       5.20

Institutional Class
Net assets ......................................................   $264,579,796
Shares outstanding ..............................................     50,914,827
Net asset value per share .......................................   $       5.20

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.


14         1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------
FEBRUARY 26, 1999 (INCEPTION) THROUGH MARCH 31, 1999

INVESTMENT INCOME
Income:
Dividends ......................................................     $   287,184
Interest .......................................................         110,400
                                                                     -----------
                                                                         397,584
                                                                     -----------

Expenses (Note 2):
Management fees ................................................          73,281
Directors' fees and expenses ...................................             337
                                                                     -----------
                                                                          73,618
                                                                     -----------
Net investment income ..........................................         323,966
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...............................         651,108
Change in net unrealized appreciation on investments ...........       9,167,089
                                                                     -----------

Net realized and unrealized gain on investments ................       9,818,197
                                                                     -----------

Net Increase in Net Assets Resulting from Operations ...........     $10,142,163
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                            www.americancentury.com          15


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
FEBRUARY 26, 1999 (INCEPTION) THROUGH MARCH 31, 1999
OPERATIONS
Net investment income ..........................................    $    323,966
Net realized gain on investment transactions ...................         651,108
Change in net unrealized appreciation on investments ...........       9,167,089
                                                                    ------------
Net increase in net assets resulting from operations ...........      10,142,163
                                                                    ------------

CAPITAL SHARE TRANSACTIONS (Note 4)
Net increase in net assets
  from capital share transactions ..............................     271,447,201
                                                                    ------------
Net increase in net assets .....................................     281,589,364

NET ASSETS
Beginning of period ............................................            --
                                                                    ------------
End of period ..................................................    $281,589,364
                                                                    ============
Undistributed net investment income ............................    $    323,966
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the current period. It details how much a fund grew or shrank as a result of:

* operations - a summary of the Statement of Operations from the previous page for the most recent period

* distributions - income and gains distributed to shareholders

* share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                               See Notes to Financial Statements


16           1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Equity Index Fund (the fund) is one of the five funds issued by the corporation. The fund is non-diversified under the 1940 Act. The investment objective of the fund is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment results of the Standard & Poor's 500 Composite Stock Price Index. The fund is authorized to issue two classes of shares: the Investor Class and the Institutional Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Investor Class and Institutional Class for the fund commenced on February 26, 1999. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS--The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS--The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.


                                                www.americancentury.com       17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

     DISTRIBUTIONS TO SHAREHOLDERS--Distribu-tions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee for each class is 0.49% and 0.29% for the Investor and Institutional Class, respectively.

     ACIM has entered into a Subadvisory Agreement with Barclays Global Fund Advisors (BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities, excluding short-term investments totalled $239,686,395 and $437,452, respectively. On March 31, 1999, accumulated net unrealized appreciation on investments was $9,219,274, based on the aggregate cost of investments for federal income tax purposes of $272,196,359, which consisted of unrealized appreciation of $15,061,235 and unrealized depreciation of $5,841,961.


18        1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

4. CAPITAL SHARE TRANSACTIONS

  All shares are $0.01 par value. Transactions in shares of the fund were as follows:

                                                     SHARES          AMOUNT
INVESTOR CLASS
Shares Authorized .............................     50,000,000
                                                  ============
February 26, 1999 (inception)
   through March 31, 1999
Sold ..........................................      3,412,730    $  17,545,517
Issued in reinvestment of distributions .......           --               --
Redeemed ......................................       (139,038)        (719,730)
                                                  ------------    -------------
Net increase ..................................      3,273,692    $  16,825,787
                                                  ============    =============


INSTITUTIONAL CLASS

Shares Authorized .............................    125,000,000
                                                  ============
February 26, 1999 (inception)
   through  March 31, 1999
Sold ..........................................     52,351,049    $ 262,087,610
Issued in reinvestment of distributions .......           --               --
Redeemed ......................................     (1,436,222)      (7,466,196)
                                                  ------------    -------------
Net increase ..................................     50,914,827    $ 254,621,414
                                                  ============    =============

--------------------------------------------------------------------------------
5. BANK LOAN

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under this agreement bear interest at the Fed Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period February 26, 1999 through March 31, 1999.


                                                    www.americancentury.com   19


Equity Index--Financial Highlights
--------------------------------------------------------------------------------
                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
                                                                   Investor
                                                                    1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...........................  $     5.00
                                                                  ----------
Income From Investment Operations
  Net Investment Income(2) .....................................        0.01
  Net Realized and Unrealized Gain on Investment Transactions ..        0.19
                                                                  ----------
  Total From Investment Operations .............................        0.20
                                                                  ----------
Net Asset Value, End of Period .................................  $     5.20
                                                                  ==========
  Total Return(3) ..............................................        4.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............        0.49%(4)
Ratio of Net Investment Income to Average Net Assets ...........        1.13%(4)
Portfolio Turnover Rate ........................................           0%
Net Assets, End of Period (in thousands) .......................  $   17,010

(1)  February 26, 1999 (inception) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


20        1-800-345-2021


Equity Index--Financial Highlights
--------------------------------------------------------------------------------
                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Institutional
                                                                    1999(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........................... $      5.00
                                                                 -----------
Income From Investment Operations
  Net Investment Income(2) .....................................        0.01
  Net Realized and Unrealized Gain on Investment Transactions ..        0.19
                                                                 -----------
  Total From Investment Operations .............................        0.20
                                                                 -----------
Net Asset Value, End of Period ................................. $      5.20
                                                                 ===========
  Total Return(3) ..............................................        4.00%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............        0.29%(4)
Ratio of Net Investment Income to Average Net Assets ...........        1.33%(4)
Portfolio Turnover Rate ........................................           0%
Net Assets, End of Period (in thousands) ....................... $   264,580

(1)  February 26, 1999 (inception) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                                  www.americancentury.com     21


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 1999, and the related statement of operations for the period February 26, 1999 (inception) through March 31, 1999, the statement of changes in net assets for the period February 26, 1999 through March 31, 1999, and the financial highlights for the period February 26, 1999 through March 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Index Fund as of March 31, 1999, the results of its operations for the period then ended, the changes in its net assets in the period then ended, and the financial highlights for the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999


22      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------
SHARE CLASS

     Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS.

     INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                  www.americancentury.com     23


Background Information
--------------------------------------------------------------------------------

INVESTMENT POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty.

     The Equity Index fund seeks to match, as closely as possible, the investment characteristics and results of the S&P 500 Index. The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization weighted basis. The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index. Because of this weighting, the fund expects that the 50 largest companies will comprise a large proportion of the S&P 500 Index.

     The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks. The fund attempts to be fully invested at all times in the stocks that comprise the S&P 500 Index and, in any event, at least 80% of the fund's total assets will be so invested.

FUND MANAGEMENT

     Barclays Global Fund Advisors (BGFA), a subsidiary of Barclays Global Investors (BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group.

     In 1971, BGI introduced the concept of indexing. With assets under management of more than $600 billion, BGI is the world's largest institutional investment firm. BGI's clients include corporate and government retirement plans, universities, foundations, financial planning advisors, mutual fund distributors and central banks. A subsidiary of London, UK-based Barclays PLC, BGI is headquartered in San Francisco, CA, and has offices wordwide.
COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons, They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of 400 domestic stocks chosen for their market size, liquidity and industry group representations. The market capitalization of stocks in the index ranges from approximately $1 billion to $5 billion. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $780 million.


"Standard & Poor's,(reg.tm)" "S&P 500,(reg.tm)" and "S&P(reg.tm)" are trademarksof The McGraw-Hill Companies, Inc., and have been licensed for use by American Century Investment Management, Inc. The fund is not sponsored, endorsed, sold orpromoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

24       1-800-345-2021

Glossary
--------------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the"Financial Highlights" on page 20-21.

INVESTMENT  TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) TYPES OF STOCKS

*  BLUE-CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.


                                                 www.americancentury.com     25


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity, allowing maximum portfolio diversification.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


26      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                   www.americancentury.com    27


Notes
--------------------------------------------------------------------------------


28        1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.



[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY CAPITAL PORTFOLIOS. INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9904                                                    Funds Distributor, Inc.
SH-BKT-15981                      (c)1999 American Century Services Corporation